UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2015

Fixed Income Alternatives Funds
Fixed Income Macro Strategies
Long Short Credit Strategies

Goldman Sachs Fixed Income Alternatives Funds

■	FIXED INCOME MACRO STRATEGIES FUND

■	LONG SHORT CREDIT STRATEGIES FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summaries	5

Schedule of Investments	18

Financial Statements	46

Financial Highlights	50

Notes to Financial Statements	54

Other Information	75

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

Loss of money is a risk of investing in a Fund. The investment program of a Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. A Fund should not be relied upon as a complete investment program. A Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of a Fund will be achieved. Moreover, certain investment techniques which a Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of a Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of a Fund will be exercised in a manner that is successful or that is not adverse to the Fund.

The Goldman Sachs Fixed Income Macro Strategies Fund engages in alternative investment techniques not employed by traditional mutual funds, including leverage, shorting and other investment practices that are extremely speculative and involve a high degree of risk. Such practices may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested.

The Fund seeks “absolute returns” in all markets. Absolute return funds are not designed to outperform stocks and bonds during periods of strong market rallies.

The Fund invests primarily in fixed income investments, including but not limited to: U.S. and foreign investment grade and non-investment grade fixed income investments (commonly known as “junk bonds”), U.S. government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan assignments and convertible securities, as well as pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The Fund also gains exposure to the commodities markets by investing in commodity index-linked structured notes and in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in commodity index-linked derivative instruments (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund is subject to tax risk as a result of its investments in the Subsidiary and in commodity index-linked structured notes, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in the Subsidiary and in commodity index-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders.

Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to,

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments can have greater price volatility, are less liquid and present greater risks (including risks of default) than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases. The Fund is “non-diversified” and may invest a larger percentage of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

In addition, the Fund’s NAV may fluctuate substantially over time. Because the Fund attempts to exploit disparities or inefficiencies in the global fixed income, currency and commodities markets, the Fund’s performance may potentially be lower than the returns of the broader stock market. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

The Goldman Sachs Long Short Credit Strategies Fund invests primarily in credit related instruments, including debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers, and preferred securities. The Fund’s investments in credit related instruments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may invest in non-investment grade securities (commonly known as “junk bonds”), including without limitation distressed securities, special situation investments and collateralized loan obligations. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may purchase the securities of issuers that are in default. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. The Fund will opportunistically seek short exposures to credit related instruments through the use of derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices). Derivative instruments may involve a high degree of financial and other risks.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. Taking short positions may involve leverage of the Fund’s assets and presents various other risks. Losses on short positions may be disproportionate, may exceed the amount invested, and, with respect to certain instruments (e.g., equities, swap options) may be unlimited. Foreign securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

What Differentiates Goldman Sachs’ Fixed Income Macro Strategies Fund Investment Process?

The Goldman Sachs Fixed Income Macro Strategies Fund (the “Fund”) seeks to generate long-term absolute return. Changes in global fixed income and currency markets have created opportunities for generating attractive returns through fixed income alternative and unconstrained investment strategies.

Our investment process seeks to create excess returns by:

■	Adopting a global perspective to compare and contrast investment opportunities around the world

■	Employing eight specialist strategy teams that each conduct very detailed fundamental and quantitative research in their search for attractive investments

■	Capturing the value in the inherent diversification benefits among the different investment strategies

■	Using a disciplined risk-management approach to implement the strategy

We believe the following characteristics drive the implementation and execution of the Fund’s investment process:

■	The Fund invests in a portfolio of fixed income, currency, and commodities in an attempt to generate returns different from traditional asset classes.

■	Alternative investments do not necessarily move in tandem with traditional asset classes, such as stocks, bonds and credit. By adding them to the portfolio the Fund seeks to enhance its overall risk/return profile of its investors.

■	The Fund seeks to generate returns in up and down markets when asset classes are in or out of favor.

■	The Fund employs alternative investment techniques — such as hedging, leverage and shorting that may provide an opportunity for the Fund to achieve its goal of absolute returns.

■	We have over 280 investment professionals covering multiple sectors of the global fixed income market who are focused on finding investment ideas for our portfolio.

■	The senior professionals on the team have an average of over 20 years of investment experience through multiple market cycles.

PORTFOLIO RESULTS

Goldman Sachs Fixed Income Macro Strategies Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Fixed Income Macro Strategies Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 3.36%, 3.03%, 3.43%, 3.30% and 3.08%, respectively. These returns compare to the 0.14% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (“the Index”) during the same time period.

Because the composition of the Index (e.g., short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various fixed income, currency and commodities instruments), references to the Index are for informational purposes only and are not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the fixed income market as a whole during the Reporting Period?

A	When the Reporting Period began in April 2015, the performance of spread, or non-government bond, sectors was mixed. U.S. Treasury yields rose, as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. Gross Domestic Product (“GDP”) was revised upwards from -0.7% to a seasonally adjusted annualized rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock during the second calendar quarter on uncertainty around the Fed’s plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat to the seemingly intractable challenges surrounding Greece.

In the third quarter of 2015, spread sectors underperformed U.S. Treasuries as the outlook for the global economy grew cloudy. Investors focused on slowing economic growth in China, the devaluation of the Chinese renminbi and an unexpected increase in market volatility. Oil and commodities prices dropped to new lows, partly because of falling demand from China. Uncertainty about the timing of potential Fed policy tightening became an increasingly key theme. Surprisingly to many, the Fed chose to leave rates unchanged at its September 2015 policy meeting, citing conditions in the global economy. Although the U.S. economy continued to improve, economic growth in other developed countries softened and emerging markets economies broadly weakened. Despite accommodative monetary policies by many global central banks, inflation remained subdued in the world’s major economies.

For the Reporting Period overall, U.S. Treasuries performed strongly, outpacing other fixed income sectors with the exception of asset-backed securities. High yield corporate bonds underperformed U.S. Treasuries the most, followed by investment grade corporate bonds, sovereign emerging market debt and agency securities. Commercial mortgage-backed securities and residential mortgage-backed securities also underperformed U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, steepened during the Reporting Period, as longer-term yields rose more than intermediate-term yields, and shorter-term yields edged down. The yield on the bellwether 10-year U.S. Treasury rose approximately 18 basis points to 2.04%. (A basis point is 1/100th of a percentage point.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund seeks long-term absolute return through the implementation of relative value, macro and other strategies that aim to exploit disparities or inefficiencies in the global fixed income, currency and commodities markets. We believe absolute return performance may be uncorrelated to fixed income and equity markets over the long-term. Absolute return is the return of an investment and is not relative to a benchmark. Relative value strategy means to simultaneously take long and short positions within an

PORTFOLIO RESULTS

investment portfolio. The Fund may also employ a macro hedge to seek to mitigate the risk of market movements (either up or down), potentially enabling the Fund to pursue returns in a variety of market cycles. In addition, the Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure to or to short individual securities, or to gain exposure to an index. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Investment ideas for the Fund are generated through our specialized top-down and bottom-up strategy teams, in the following areas: Tactical Duration; Country Relative Value; Fundamental Currency; Commodities; Sector Allocation; Government and Swaps; Liquid Mortgages; and Emerging Markets Debt.

Derivatives are used in combination with cash securities to implement our views in the Fund. During the Reporting Period, the Fund outperformed the Index, largely because of its Government and Swaps strategy and its Country Relative Value strategy. Within the Fund’s Government and Swaps strategy, the Fund benefited from curve steepening positions in the European government bond curve and the U.S. Treasury curve, both of which steepened during the Reporting Period. (Curve steepening positions were implemented through interest rate swaps. Yield curve indicates a spectrum of maturities.) The Government and Swaps strategy is actively implemented via interest rate swaps and/or futures. Relative value positions within the Fund’s Country Relative Value strategy were also advantageous. More specifically, the Fund benefited from its long positions in Japanese 10-year and 20-year interest rates versus its short positions in European 10-year and 20-year interest rates and from its long positions in Japanese 30-year interest rates versus its short positions in U.K. 30-year interest rates. In addition, the Fund was helped during the Reporting Period by its long positions in Canadian interest rates versus its short positions in U.S. 10-year interest rates, as well as its long positions in Canadian two-year interest rates. The Fund’s Country Relative Value strategy is actively implemented via interest rate swaps and/or futures. Also, during the Reporting Period, the Fund employed a macro hedge wherein it held a short position in S&P 500® Index futures, a position that enhanced relative performance.

Conversely, the Fund was hurt during the Reporting Period by its Emerging Markets Debt strategy and its Sector Allocation strategy. In its Emerging Markets Debt strategy, the Fund’s long position in Brazilian local interest rates was the largest relative detractor. The Fund was also hampered by its long position in Colombian local interest rates and its short position in Hungarian local interest rates. In addition to employing cash bonds, the Fund’s Emerging Market Debt strategy utilizes derivatives like interest rate swaps, credit default swaps, total return swaps and cross-currency swaps, as well as forward foreign currency exchange contracts. Within the Fund’s Sector Allocation strategy, the Fund’s long position in corporate credit detracted from performance during the Reporting Period. The Sector Allocation strategy utilizes a blend of cash securities, interest rate swaps and credit default swaps.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in interest rate futures, interest rate swaps, total return swaps, swaptions, options on futures, credit default swaps, equity index futures, non-deliverable forwards, forward foreign currency exchange contracts, currency options and cross currency swaps. The Fund used interest rate futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to express our views on the direction of interest rates. Total return swaps were employed to manage the Fund’s yield curve exposures across various strategies. Swaptions (or options on interest rate swap contracts) were used to hedge interest rate exposure and manage the Fund’s exposure to potential market volatility. Options on futures were used within the Government/Swaps strategy to allow the Fund the right to enter into futures contracts. Credit default swaps were employed to implement specific credit-related investment strategies. Equity index futures were used as a means of reducing Fund volatility. Within the Fundamental Currency strategy, the Fund used non-deliverable currency forwards to gain exposure to a particular country and also to take advantage of relative value opportunities. The Fund also utilized forward foreign currency exchange contracts and currency options within the Fundamental Currency strategy to take long or short positions. Within the Emerging Markets Debt Strategy, the Fund employed cross currency swaps to express relative views on given currencies as well as our views on the direction of a country’s interest rates. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s yield curve steepening positions, particularly its curve steepening position in the European government bond yield curve. We also increased its exposure to certain emerging markets currencies, such as the Mexican peso, Colombian peso, Chilean peso and Russian ruble.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, within our Government and Swaps strategy, the Fund was positioned with a curve steepening position in the European government bond yield curve. Within our Country Relative Value strategy, it held a long position in peripheral European interest rates. It also held long positions in European, Australian and Canadian interest rates and short positions in U.S., U.K. and Swedish interest rates. In our Currency strategy, the Fund had short positions in developed markets currencies, expressed through short positions in the euro, Japanese yen and Swedish krona. Among emerging markets currencies, the Fund held long positions in the Mexican peso, Chilean peso and Colombian peso, while it had short positions in the Chinese renminbi, South Korean won and Israeli new shekel. To offset potential currency risk, the Fund employed a U.S. dollar hedge at the end of the Reporting Period. Within our Sector Allocation strategy, the Fund held a long position in non-agency mortgage-backed securities. In our Emerging Markets Debt strategy, the Fund held a long position in Puerto Rican external bonds and a short position in Chinese external bonds. It had a long position in Mexican local interest rates and short positions in Hungarian, Malaysian and South Korean local interest rates. Within our Commodities strategy, the Fund had short positions in agriculture and energy. At the end of the Reporting Period, we maintained the Fund’s macro hedge in which it held a short position in S&P 500® Index futures.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had not changed our broadly positive view for the global economy, though we did see less cause for optimism. We believe the economic slowdown in the emerging markets is constraining global economic growth overall. Further, in our view, U.S. and European economic momentum is moderating, and Japan is facing stronger headwinds. The risks of policy missteps in China have manifested, in our view, raising the prospect of further volatility in the fixed income markets. Additionally, we think the benefits of lower oil prices are fading, with no end in sight for the downward trend in the commodities markets.

We believed, at the end of the Reporting Period, that the U.S. economy was caught in the cross-currents of domestic strength and global weakness. In our view, the U.S. is likely to benefit from labor market tightening as well as from improvements in the housing market and in retail sales. Risks include tight financial conditions and weak global demand, while production cuts in the energy sector could have an impact on capital expenditures. Although the Fed may yet raise rates in 2015, we believe the odds of a delay are growing.

In the Eurozone, economic growth momentum appears to have flattened. The Syrian refugee crisis seems to have replaced worries about a potential Greek exit as the dominant policy challenge. We think the European Central Bank is likely to expand its quantitative easing in early 2016. In the U.K., we expect economic growth data to remain positive and believe an interest rate hike by the Bank of England in early 2016 is possible. However, we do not expect the U.K. central bank to move before the Fed acts. Japan faces a possible relapse into recession, and we believe the Bank of Japan will probably ease again in the near term. In the emerging markets we believe that, economic growth has weakened under the combined pressures of the commodities slump, China’s economic slowdown, U.S. dollar strength and fears of Fed policy tightening.

Index Definition

The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at yield equal to the current day fixing rate) and rolled into a new instrument.

FUND BASICS

Fixed Income Macro Strategies Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Class A	3.36%	0.14%
Class C	3.03	0.14
Institutional	3.43	0.14
Class IR	3.30	0.14
Class R	3.08	0.14

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at yield equal to the current day fixing rate) and rolled into a new instrument.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Since Inception	Inception Date
Class A	-8.46%	-5.68%	12/16/13
Class C	-6.14	-3.84	12/16/13
Institutional	-4.67	-3.39	12/16/13
Class IR	-4.83	-3.61	12/16/13
Class R	-5.10	-3.77	12/16/13

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.80%	3.26%
Class C	2.55	4.27
Institutional	1.46	2.69
Class IR	1.54	2.87
Class R	2.05	3.30

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5] (%)
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

What Differentiates Goldman Sachs’ Long Short Credit Strategies Fund Investment Process?

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) seeks an absolute return comprised of income and capital appreciation.

The Fund uses a bottom-up, fundamental approach with a focus on high conviction ideas across the corporate credit spectrum. Inefficiencies in the credit markets may provide attractive opportunities for investors. The Fund seeks to capitalize on these through an unconstrained approach, security selection and providing active downside management.

■	The Fund is not limited by the traditional constraints of a benchmark strategy.

■	The Fund uses a flexible and dynamic strategy that allows it to invest across the spectrum of corporate credit while seeking what we believe are the most attractive risk-adjusted return opportunities.

■	The Fund invests across the spectrum of corporate credit including high yield, investment grade, bank loans, convertibles and preferred equity.

■	The Fund seeks to identify issuers that offer compelling value through bottom-up security selection, with a focus on capital preservation.

■	The Fund’s investment approach allows for flexibility in security selection, irrespective of industry, ratings and maturity constraints.

■	The Fund manages long and short exposures to potentially generate absolute returns. A hedged approach allows the Fund to deploy tactical portfolio tilts via high yield index shorts.

■	Dynamic portfolio management may enhance downside mitigation while providing investors access to security selection expertise.

PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Liberty Harbor Portfolio Management Team discusses the Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -1.53%, -1.90%, -1.26%, -1.41% and -1.56%. These returns compare to the 0.14% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”), during the same time period.

Because the composition of the BofA/Merrill Lynch Index (e.g. short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the BofA/Merrill Lynch Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	During the Reporting Period, corporate credit market performance was influenced most by heightened market volatility, driven, in turn, by global market uncertainty, persistent weakness in commodity prices and speculation that the Federal Reserve (the “Fed”) may increase interest rates. Concern regarding China’s economic slowdown and Greece’s debt crisis were primary drivers of global market uncertainty. The energy sector continued to experience significant weakness on dramatically lower commodity prices. There was increased anticipation leading up to the Fed’s meeting in September 2015 about if and when the Fed would impose its first interest rate hike since 2006. The combination of these factors led to a sell-off in equity and credit markets during the third calendar quarter.

Amid a backdrop of market volatility, high yield mutual funds experienced year-to-date through September 30, 2015 net outflows of approximately $10 billion. Loan funds experienced negative flows, bringing year-to-date through September 30, 2015 outflows to approximately $13 billion. The increase in volatility in the third quarter of 2015 led to increased widening of spreads, or yield differentials compared to U.S. Treasuries. High yield mutual funds and exchange-traded funds (“ETFs”) experienced increased outflows in September 2015, as market liquidity retreated and spreads widened. Bank loans also saw negative performance amid weak supply and negative fund flows. Investment grade credit performance held rather steady during the third quarter of 2015, as higher quality credit generally outperformed lower rated credit.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As a part of our investment philosophy, we apply a value- oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection and to tactical management of the Fund’s short index position.

We entered the Reporting Period with a cautious view, as there was, in our opinion, beginning to be greater dispersion among corporate credit securities. Corporate credit markets were mixed during the second quarter of 2015, but an increase in volatility, coupled with more negative sentiment and uncertainty, dominated the third quarter of 2015, driven

PORTFOLIO RESULTS

primarily by technical, or supply/demand, shifts and spread widening in the high yield corporate bond sector. In such an environment, security selection proved to be paramount to navigating the current credit cycle.

Overall, the Fund’s long positioning detracted during the Reporting Period. Long positions in consumer cyclical/non- cyclicals and energy credits particularly detracted, though these were partially offset by select long positions in non- bank financials, which contributed modestly positively.

Tactical management of the Fund’s short position in a high yield credit default swap index was a positive contributor to the Fund’s performance, partially offsetting losses within long positions.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	The corporate credit markets, as mentioned earlier, broadly experienced volatility during the Reporting Period, driven, in our view, by a global economic slowdown in growth stemming China, persistent downward trends in energy prices and shifting macroeconomic policies. As a result, the Fund’s long positioning in select credits across a wide spectrum of market segments detracted from performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. However, the Fund does implement interest rate swaps, which serve as a hedge to select long positions. The Fund’s interest rate swap positions modestly detracted from performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk, which contributed positively to performance. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. Interest rate swaps modestly detracted from Fund performance during the Reporting
Period. The Fund used foreign currency exchange forward contracts to hedge the currency risk in non-U.S. dollar- denominated issues to U.S. dollars. This had a rather neutral impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential. We maintained our favor toward short-dated high yield credit securities, which, in our view, offer attractive risk-adjusted yields and some insulation from a potential increase in interest rates. We modestly increased the Fund’s exposure to telecommunication services companies, as we believe these credits offer an attractive risk and yield profile.

Q	How was the Fund positioned at the end of September 2015?

A	As of September 30, 2015, approximately 63% of the Fund’s total net assets was invested in unsecured debt obligations, 21% in secured debt obligations, 1% in preferred and other equity securities and 14% in cash and cash equivalents. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -26% in a credit default swap high yield index. The Fund had a total of 110 holdings from 79 issuers at September 30, 2015, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being Bombardier, Altice Financing and Windstream Services.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed there may be greater periods of volatility in the corporate credit markets going forward, driven by changes in Fed policy and by growing concerns surrounding global economic growth. We remain focused on these factors and others that may potentially impact the markets.

Given this view, we believe a sound approach grounded in fundamentals with a focus on capital preservation may offer a compelling means to navigate the current and anticipated market environment in the months ahead. We believe heightened volatility may lead to periods of technical dislocations in the market, which may provide for attractive single-name investing opportunities. The Fund’s ability to be

PORTFOLIO RESULTS

flexible across the corporate credit spectrum — high yield, loans, bank loans and investment grade credit — enables the Fund to step in and seek to take advantage of market opportunities when inefficiencies arise.

At the end of the Reporting Period, the Fund was defensively positioned given our cautious view of the market. The Fund continued to focus on higher quality issuers in the capital structure and companies with strong cash flow. Our investment team has been identifying several new investment opportunities amidst the increased market volatility. For example, recent activity in the U.S. telecommunications industry resulted in the addition of several credits within the segment. Overall, on the long side, the Fund was approximately 85% invested at the end of the Reporting Period and had a short notional position of approximately 26% in a credit default swap high yield index, reflecting our defensive positioning.

In short, we believe the Fund’s focus on individual security selection is increasingly important given the recent and anticipated market environment. We believe our single-name security selection approach should help mitigate the potential impact of volatility and provide for attractive risk-adjusted return opportunities as we navigate the credit cycle going forward. In the months ahead, our investment team will continue to perform rigorous fundamental analysis to identify what we believe to be the most attractive investment opportunities on a risk-adjusted basis.

FUND BASICS

Long Short Credit Strategies Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three- Month LIBOR Constant Maturity[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-1.53%	0.14%	3.88%	4.17%
Class C	-1.90	0.14	3.27	3.58
Institutional	-1.26	0.14	4.37	4.67
Class IR	-1.41	0.14	4.29	4.59
Class R	-1.56	0.14	3.77	4.06

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Since Inception	Inception Date
Class A5	-7.50%	N/A	-5.94%	4/30/14
Class C5	-5.59	N/A	-4.10	4/30/14
Institutional[6]	-3.60	3.90%	5.79	3/24/14
Class IR5	-3.78	N/A	-3.13	4/30/14
Class R5	-4.16	N/A	-3.59	4/30/14

[4]	Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect the maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[5]	The Standardized Total Returns do not correlate to the average annual total returns provided in the Fund’s Prospectus, which reflect the performance of the Institutional Shares for the period between March 24, 2014 and April 30, 2014 and of the Predecessor Fund’s Common Shares prior to March 24, 2014.

[6]	The average annual total return figures for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Goldman Sachs Credit Strategies Fund (“the Predecessor Fund”) into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. The Predecessor Fund commenced operations on June 15, 2009.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund. Because the Predecessor Fund is the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.48%	1.62%
Class C	2.23	2.39
Institutional Shares	1.13	1.30
Class IR	1.22	1.41
Class R	1.73	1.90

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[8]
As of September 30, 2015	Percentage of Net Assets
Investment Companies	13.5%
Automotive	9.2
Finance	7.5
Energy – Exploration & Production	6.3
Media – Cable	6.2
Telecommunications – Wirelines	6.2
Media – Non Cable	5.9
Health Care – Services	5.9
Consumer Cyclical Services	3.6
Aerospace & Defense	3.6

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Sovereign Debt Obligations – 13.8%
	Brazilian Real – 1.0%
	Brazil Letras do Tesouro Nacional(a)
BRL	1,905,000	0.000%	01/01/16	$464,311
	Brazil Notas do Tesouro Nacional
	1,282,139	6.000	08/15/50	269,264

				733,575

	British Pound – 1.8%
	United Kingdom Treasury
GBP	630,000	4.750	12/07/30	1,278,655

	Dominican Peso – 0.9%
	Dominican Republic
DOP	3,900,000	15.000	04/05/19	99,054
	1,300,000	16.000	07/10/20	35,471
	23,000,000	11.375	07/06/29	526,883

				661,408

	Euro – 6.2%
	Italy Buoni Poliennali Del Tesoro
EUR	331,123	2.100	09/15/16	378,470
	1,181,826	2.350	09/15/19	1,440,876
	610,000	3.750	05/01/21	783,222
	620,000	5.500	11/01/22	885,618
	Republic of Croatia
	220,000	3.875	05/30/22	246,345
	Spain Government Bond(b)
	420,000	5.500	04/30/21	581,491
	35,000	3.800	04/30/24	45,499

				4,361,521

	Russian Ruble – 2.2%
	Russian Federation Bond
RUB	7,270,000	7.000	08/16/23	88,525
	63,900,000	8.150	02/03/27	816,371
	56,990,000	7.050	01/19/28	657,029

				1,561,925

	United States Dollar – 1.7%
	Dominican Republic
	$360,000	5.875	04/18/24	356,850
	400,000	6.850 (b)	01/27/45	384,500
	Republic of Costa Rica
	200,000	5.625	04/30/43	149,750
	Republic of Venezuela
	70,000	7.750	10/13/19	23,975
	10,000	6.000	12/09/20	3,300
	40,000	12.750	08/23/22	17,100
	240,000	9.000	05/07/23	82,200
	90,000	8.250	10/13/24	30,150
	60,000	7.650	04/21/25	19,950
	30,000	11.750	10/21/26	11,550
	50,000	9.250	05/07/28	16,750
	60,000	11.950	08/05/31	23,400
	20,000	9.375	01/13/34	6,900
	10,000	7.000	03/31/38	3,225

	Foreign Sovereign Debt Obligations – (continued)
	United States Dollar – (continued)
	United Mexican States
	$30,000	4.000%	10/02/23	$30,555
	20,000	5.550	01/21/45	20,500

				1,180,655

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $10,351,691)			$9,777,739

	Mortgage-Backed Obligations – 12.1%
	Adjustable Rate Non-Agency(c) – 1.2%
	Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	$136,291	0.409%	08/25/47	$110,248
	Countrywide Alternative Loan Trust Series 2007-OH1, Class A1D
	296,358	0.409	04/25/47	221,935
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-7, Class 2A1
	204,033	0.819	03/25/35	170,976
	JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
	138,238	2.594	07/25/35	136,129
	Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
	203,898	0.509	09/25/37	183,355

				822,643

	Collateralized Mortgage Obligations – 4.4%
	Interest Only(d) – 0.8%
	FNMA REMIC Series 2015-34, Class LS(c)
	966,305	5.906	06/25/45	211,554
	GNMA REMIC Series 2013-183, Class NI
	1,303,121	4.500	10/20/42	188,861
	GNMA REMIC Series 2015-95, Class GI
	933,785	4.500	07/16/45	197,745

				598,160

	Inverse Floaters(c) – 3.5%
	FHLMC REMIC Series 4431, Class ST
	962,284	5.893	01/15/45	224,785
	FNMA REMIC Series 2013-96, Class SW
	653,993	5.906	09/25/43	106,048
	FNMA REMIC Series 2014-19, Class MS
	541,286	6.406	11/25/39	87,805
	FNMA REMIC Series 2015
	1,000,000	6.054	10/01/45	158,218
	FNMA REMIC Series 2015-20, Class ES
	959,556	5.956	04/25/45	230,897
	FNMA REMIC Series 2015-22, Class DS
	962,415	6.006	04/25/45	224,066
	GNMA REMIC Series 2010-1, Class SD
	144,781	5.574	01/20/40	24,674
	GNMA REMIC Series 2010-31, Class SA
	967,574	5.534	03/20/40	143,293
	GNMA REMIC Series 2010-37, Class SG
	671,614	5.484	03/20/40	100,314

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Inverse Floaters(c) – (continued)
GNMA REMIC Series 2010-85, Class SN
$545,425	5.724%	07/20/40	$97,076
GNMA REMIC Series 2010-90, Class ES
358,225	5.734	07/20/40	56,572
GNMA REMIC Series 2013-113, Class SA
604,348	6.484	08/20/43	111,382
GNMA REMIC Series 2015-110, Class MS
1,181,472	5.494	08/20/45	190,240
GNMA REMIC Series 2015-111, Class SM
993,075	5.984	08/20/45	183,167
GNMA REMIC Series 2015-112, Class SB
984,560	5.524	08/20/45	161,843
GNMA REMIC Series 2015-126, Class HS
2,000,000	6.001	09/20/45	371,179

			2,471,559

Regular Floater(c) – 0.1%
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
15,143	0.699	07/25/35	11,613
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A3
84,723	0.599	02/25/36	57,762
Residential Accredit Loans, Inc. Series 2005-QS10, Class 3A1
15,620	0.699	08/25/35	11,488

			80,863

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$3,150,582

Commercial Mortgage-Backed Securities – 5.0%
Sequential Fixed Rate – 2.6%
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
$1,800,000	2.811%	01/25/25	$1,822,045

Sequential Floating Rate(c) – 2.4%
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
410,732	5.526	01/15/49	427,511
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
1,205,167	5.988	08/10/45	1,279,213

			1,706,724

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$3,528,769

Federal Agencies(e) – 1.5%
FNMA – 1.5%
$1,000,000	3.500%	TBA-30yr	$1,042,969

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $8,607,848)			$8,544,963

Agency Debentures(a) – 15.5%
FHLB
$6,000,000	0.000%	11/06/15	$5,999,610
2,000,000	0.000	11/27/15	1,999,794
3,000,000	0.000	12/04/15	2,999,412

TOTAL AGENCY DEBENTURES
(Cost $10,997,853)			$10,998,816

Asset-Backed Securities(c) – 9.4%
Collateralized Loan Obligations(b) – 8.4%
ACIS CLO Ltd. Series 2014-4A, Class ACOM(a)
$500,000	0.000%	05/01/26	$487,550
ACIS CLO Ltd. Series 2014-4A, Class C
500,000	2.828	05/01/26	462,618
Anchorage Capital CLO Ltd. Series 2014-4A, Class A1A
750,000	1.729	07/28/26	740,822
Anchorage Capital CLO Ltd. Series 2014-4A, Class A2
150,000	2.439	07/28/26	145,973
Atrium X Series 2010-A, Class A
750,000	1.396	07/16/25	737,954
OFSI Fund V Ltd. Series 2014-7A, Class C
100,000	3.245	10/18/26	96,252
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM
750,000	1.872	10/18/26	732,375
Silvermore CLO Ltd. Series 2014-1A, Class A1
600,000	1.724	05/15/26	590,866
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM
1,050,000	1.725	10/20/26	1,029,315
Trinitas CLO Ltd. Series 2014-1A, Class B1
1,000,000	2.175	04/15/26	955,464

			5,979,189

Home Equity – 1.0%
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3
336,000	0.599	01/25/36	276,393
Saxon Asset Securities Trust Series 2007-2, Class A2C
587,161	0.439	05/25/47	409,495

			685,888

TOTAL ASSET-BACKED SECURITIES
(Cost $6,727,504)			$6,665,077

Municipal Debt Obligations – 1.7%
Puerto Rico – 1.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
$20,000	6.000%	07/01/38	$13,925
20,000	6.000	07/01/44	13,850
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
35,000	5.125	07/01/37	23,713
45,000	5.750	07/01/37	30,882

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	$25,000	5.750%		07/01/41	$16,250
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	10,000	5.500		07/01/32	6,513
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	30,000	5.750		07/01/38	19,500
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
	10,000	6.000		07/01/34	6,550
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E
	10,000	5.625		07/01/32	6,525
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	150,000	5.500		07/01/26	98,812
	20,000	5.000		07/01/41	12,850
	Puerto Rico Commonwealth GO Bonds Series 2007 A
	30,000	5.250		07/01/37	19,350
	Puerto Rico Commonwealth GO Bonds Series 2008 A
	140,000	5.375		07/01/33	90,825
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A
	10,000	5.125		07/01/31	6,488
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A
	10,000	5.000		07/01/34	6,437
	Puerto Rico Highways & Transportation Authority RB Refunding Series 2007 CC
	30,000	5.250		07/01/36	28,188
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(a)
	10,000	0.000		08/01/35	1,082
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(a)
	25,000	0.000		08/01/37	2,468
	20,000	0.000		08/01/38	1,854
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	10,000	5.250		08/01/27	4,287
	195,000	0.000	(f)	08/01/32	79,234
	150,000	0.000	(a)	08/01/34	16,137
	25,000	5.750		08/01/37	10,562
	10,000	6.375		08/01/39	4,263
	50,000	6.000		08/01/42	21,125
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	30,000	0.000	(a)	08/01/33	3,443
	50,000	0.000	(f)	08/01/33	15,377
	165,000	5.500		08/01/37	69,506
	340,000	5.375		08/01/39	143,225
	145,000	5.500		08/01/42	61,081

	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
	$15,000	5.000%		08/01/35	$6,319
	30,000	5.375		08/01/38	12,637
	25,000	6.000		08/01/39	10,562
	235,000	5.250		08/01/41	98,994
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
	425,000	5.000		08/01/43	179,031
	10,000	5.250		08/01/43	4,213
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
	120,000	5.500		08/01/28	51,750

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $1,709,723)				$1,197,808

	Corporate Obligations – 2.8%
	Energy – 0.2%
	Petroleos de Venezuela SA
	$60,000	9.000%		11/17/21	$21,540
	200,000	6.000		05/16/24	65,000
	210,000	6.000		11/15/26	66,433
	50,000	5.375		04/12/27	15,813
	10,000	5.500		04/12/37	3,125

					171,911

	Food & Drug Retailers(g) – 0.2%
	Walgreens Boots Alliance, Inc.
	175,000	4.800		11/18/44	167,536

	Media – Cable – 0.1%
	Comcast Corp.
	50,000	4.650		07/15/42	51,222

	Supranational – 2.3%
	European Investment Bank
GBP	120,000	5.625		06/07/32	256,665
	320,000	3.875		06/08/37	576,568
	370,000	5.000		04/15/39	773,843

					1,607,076

	TOTAL CORPORATE OBLIGATIONS
	(Cost $2,149,583)				$1,997,745

	U.S. Treasury Obligations(a) – 14.1%
	United States Treasury Bills
	$1,500,000	0.000%		10/15/15	$1,499,997
	2,500,000	0.000		11/12/15	2,500,000
	3,000,000	0.000		01/07/16	3,000,000
	3,000,000	0.000		02/11/16	2,999,723

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $9,995,737)				$9,999,720

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 1.5%
Currency Options
BNP Paribas SA Put CNH 12,694,672 Call USD 2,028,000	6.260%	10/26/15	$39,779
BNP Paribas SA Put USD 2,028,000 Call CNH 12,694,672	6.260	10/26/15	1,683

Contracts	Exercise Price	Expiration Date	Value

Options on Futures
Credit Suisse International (London) Call – Eurodollar
$165,000	99.375%	10/16/15	$413

Notional Amount	Exercise Rate	Expiration Date	Value

Interest Rate Swaptions
Bank of America Securities LLC Put – OTC – 2 year Interest Rate Swap
$6,800,000	0.750%	05/24/16	$13,757
Bank of America Securities LLC Put – OTC – 2 year Interest Rate Swap
6,800,000	1.250	05/24/16	44,301
Deutsche Bank AG Put – OTC – 2 year Interest Rate Swap
13,600,000	1.200	01/25/16	91,750
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap
3,495,800,000	2.800	08/19/16	136
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap
3,532,720,000	3.050	09/05/16	87
Deutsche Bank AG Call – OTC – 3 year Interest Rate Swap
13,900,000	1.248	02/25/16	90,393
Deutsche Bank AG Call – OTC – 15 year Interest Rate Swap
1,200,000	2.935	02/18/16	30,766
JPMorgan Securities, Inc. Put – OTC – 2 year Interest Rate Swap
6,800,000	0.250	12/10/15	3,481
JPMorgan Securities, Inc. Put – OTC – 2 year Interest Rate Swap
6,800,000	0.750	12/10/15	47,758
JPMorgan Securities, Inc. Call – OTC – 2 year Interest Rate Swap
2,810,000,000	2.800	08/08/16	97
JPMorgan Securities, Inc. Call – OTC – 2 year Interest Rate Swap
3,505,000,000	2.750	08/12/16	146
Morgan Stanley Capital Services, Inc. Put – OTC – 1 year Interest Rate Swap
14,000,000	2.300	01/04/16	56,098
Morgan Stanley Capital Services, Inc. Call – OTC – 1 year Interest Rate Swap
14,000,000	2.300	01/04/16	2,380
Morgan Stanley Capital Services, Inc. Put – OTC – 1 year Interest Rate Swap
14,000,000	2.300	01/04/16	99,932
Morgan Stanley Capital Services, Inc. Call – OTC – 1 year Interest Rate Swap
14,000,000	2.300	01/04/16	8,737

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Morgan Stanley Capital Services, Inc. Put – OTC – 1 year Interest Rate Swap
$18,500,000	2.190%	02/17/16	$62,130
Morgan Stanley Capital Services, Inc. Call – OTC – 1 year Interest Rate Swap
18,500,000	2.190	02/17/16	25,913
Morgan Stanley Capital Services, Inc. Put – OTC – 1 year Interest Rate Swap
18,500,000	2.190	02/17/16	110,619
Morgan Stanley Capital Services, Inc. Call – OTC – 1 year Interest Rate Swap
18,500,000	2.190	02/17/16	10,097
Morgan Stanley Capital Services, Inc. Put – OTC – 2 year Interest Rate Swap
1,847,000,000	0.269	04/03/17	55,625
Morgan Stanley Capital Services, Inc. Put – OTC – 3 year Interest Rate Swap
13,500,000	0.950	12/04/15	24,098
Morgan Stanley Capital Services, Inc. Put – OTC – 3 year Interest Rate Swap
13,500,000	1.550	12/04/15	192,441
Morgan Stanley Capital Services, Inc. Put – OTC – 4 year Interest Rate Swap
2,700,000	0.550	09/02/16	26,232
Morgan Stanley Capital Services, Inc. Put – OTC – 15 year Interest Rate Swap
1,400,000	3.208	01/22/16	16,127

TOTAL OPTIONS PURCHASED – 1.5%
(Cost $641,579)			$1,054,976

Shares	Rate	Value

Investment Company(h) – 16.9%
Goldman Sachs Financial Square Government Fund – FST Shares
11,996,350	0.006%	$11,996,350
(Cost $11,996,350)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(i) – 9.3%
Repurchase Agreements – 9.3%
Joint Repurchase Agreement Account II
$6,600,000	0.122%	10/01/15	$6,600,000
(Cost $6,600,000)

TOTAL INVESTMENTS – 97.1%
(Cost $69,777,868)			$68,833,194

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%			2,055,319

NET ASSETS – 100.0%			$70,888,513

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2015 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,990,679, which represents approximately 9.9% of net assets as of September 30, 2015.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,042,969 which represents approximately 1.5% of net assets as of September 30, 2015.
(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2015.
(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(h)	Represents an Affiliated Issuer/Fund.
(i)	Joint repurchase agreement was entered into on September 30, 2015. Additional information appears on pages 44-45.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
BUBOR	—Budapest Interbank Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
CLO	—Collateralized Loan Obligation
DTF	—Depositos Termino Fijo
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MIBOR	—Mumbai Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
PRIBOR	—Prague Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA	AUD	91,000	USD	63,543	$63,819	10/15/15	$276
	AUD	4,988,494	USD	3,461,643	3,486,909	12/16/15	25,266
	BRL	8,938,907	USD	2,222,478	2,252,983	10/02/15	30,506
	BRL	3,218,416	USD	780,173	802,032	11/04/15	21,859
	CAD	456,111	USD	339,946	341,673	12/16/15	1,727
	CHF	115,000	USD	118,062	118,170	11/12/15	108
	CLP	315,998,760	USD	452,000	452,880	10/26/15	880
	CNH	6,699,553	USD	1,013,898	1,048,228	10/28/15	34,329
	CNH	2,307,804	USD	356,000	359,213	12/16/15	3,213
	CNH	23,285,590	USD	3,521,184	3,578,186	05/26/16	57,002
	CNH	48,897,063	USD	7,397,000	7,504,628	06/13/16	107,628
	CNH	29,416,558	USD	4,507,000	4,514,493	06/14/16	7,493
	COP	482,599,276	USD	149,227	156,257	10/02/15	7,030
	COP	683,857,500	USD	217,091	221,347	10/05/15	4,256
	COP	552,120,000	USD	176,622	178,193	10/29/15	1,572
	EUR	477,000	GBP	346,756	533,721	12/16/15	9,328
	EUR	158,000	HUF	49,539,320	176,788	12/16/15	235
	EUR	2,142,375	HUF	669,106,560	2,398,691	01/14/16	13,437
	EUR	158,000	PLN	670,422	176,788	12/16/15	765
	EUR	159,000	USD	177,873	177,907	12/16/15	34
	GBP	233,166	EUR	315,000	352,611	12/16/15	154
	HUF	20,710,000	USD	73,455	73,794	10/26/15	339
	HUF	135,421,101	USD	480,995	482,628	12/16/15	1,633
	ILS	701,227	USD	178,000	178,751	10/02/15	751
	ILS	701,227	USD	178,388	178,947	12/16/15	558
	INR	24,180,129	USD	364,292	367,642	10/19/15	3,350
	INR	11,469,562	USD	173,387	173,947	11/03/15	560
	JPY	181,787,619	USD	1,510,631	1,517,455	12/16/15	6,825
	KRW	409,209,396	USD	343,268	345,195	10/02/15	1,928
	KRW	314,197,171	USD	264,922	264,998	10/05/15	77
	NOK	1,770,377	USD	206,874	207,702	12/16/15	827
	NZD	4,662,094	USD	2,920,856	2,963,872	12/16/15	43,017
	PHP	7,846,592	USD	166,277	167,720	10/19/15	1,443
	RUB	35,246,819	USD	531,051	533,987	10/21/15	2,937
	SEK	3,225,563	EUR	342,753	386,098	12/16/15	2,588
	SEK	7,520,000	USD	884,660	898,564	10/06/15	13,904
	TRY	1,932,152	USD	628,894	633,157	10/26/15	4,263
	TRY	1,105,458	USD	356,000	356,681	12/16/15	681
	TWD	11,230,338	USD	340,004	340,789	10/02/15	785
	USD	2,134,000	AED	7,850,639	2,132,627	08/11/16	1,373
	USD	754,086	AUD	1,063,225	743,184	12/16/15	10,902
	USD	3,389,627	BRL	11,682,132	2,944,393	10/02/15	445,233
	USD	427,000	BRL	1,712,133	426,665	11/04/15	335
	USD	1,025,074	CAD	1,359,301	1,018,373	11/12/15	6,701
	USD	1,372,999	CAD	1,819,715	1,363,151	12/16/15	9,847
	USD	355,000	CNH	2,272,181	353,668	12/16/15	1,332
	USD	3,595,000	CNH	23,529,095	3,591,900	09/14/16	3,101
	USD	4,853,073	EUR	4,289,459	4,795,742	11/06/15	57,331
	USD	5,498,707	EUR	4,869,411	5,448,443	12/16/15	50,264

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (continued)	USD	6,200,379	GBP	3,966,493	$6,000,043	10/08/15	$200,335
	USD	1,813,600	GBP	1,173,912	1,775,283	12/16/15	38,317
	USD	990,372	ILS	3,846,759	981,658	12/16/15	8,714
	USD	883,383	JPY	105,683,000	881,263	10/29/15	2,120
	USD	1,281,253	JPY	153,028,693	1,277,392	12/16/15	3,860
	USD	345,523	KRW	409,209,396	345,195	10/02/15	327
	USD	266,794	KRW	314,197,171	264,998	10/05/15	1,796
	USD	178,000	KRW	207,764,982	175,121	10/21/15	2,879
	USD	178,000	KRW	209,658,368	176,704	10/23/15	1,296
	USD	526,910	MXN	8,871,955	523,630	10/26/15	3,280
	USD	148,134	NOK	1,224,232	143,789	10/06/15	4,345
	USD	854,498	NOK	7,040,624	826,008	12/16/15	28,489
	USD	547,377	NZD	842,000	537,687	10/15/15	9,691
	USD	1,659,000	PHP	75,019,980	1,597,473	12/10/15	61,527
	USD	308,625	PLN	1,166,827	306,618	11/16/15	2,007
	USD	1,155,742	RUB	70,355,154	1,064,836	10/23/15	90,906
	USD	2,483,909	SEK	20,666,441	2,473,764	12/16/15	10,144
	USD	606,262	SGD	857,340	600,898	12/16/15	5,364
	USD	513,000	TRY	1,574,211	507,926	12/16/15	5,074
	USD	345,386	TWD	11,230,338	340,789	10/02/15	4,597
	USD	667,698	TWD	21,770,991	659,856	10/05/15	7,842
	USD	97,796	TWD	3,166,446	95,781	10/19/15	2,015
	USD	171,586	TWD	5,592,847	169,060	10/26/15	2,526
	USD	413,706	TWD	13,689,530	413,581	11/30/15	125
	USD	307,766	TWD	10,159,352	306,923	12/04/15	843
	USD	153,491	ZAR	2,120,135	152,284	10/26/15	1,207
	ZAR	2,463,112	USD	173,761	175,269	12/17/15	1,508
TOTAL							$1,501,117

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA	AUD	975,876	USD	694,597	$682,128	12/16/15	$(12,468)
	BRL	5,627,656	USD	1,477,885	1,418,406	10/02/15	(59,478)
	CAD	2,055,097	EUR	1,387,356	1,539,475	12/16/15	(12,854)
	CAD	1,396,029	USD	1,052,771	1,045,888	11/12/15	(6,882)
	CAD	2,171,203	USD	1,650,411	1,626,451	12/16/15	(23,962)
	CLP	343,320,805	USD	498,486	492,660	10/13/15	(5,826)
	CLP	97,188,841	USD	141,099	139,342	10/22/15	(1,756)
	COP	876,738,945	USD	285,000	283,065	10/26/15	(1,935)
	EUR	746,357	USD	842,873	834,449	11/06/15	(8,423)
	EUR	1,665,461	USD	1,881,447	1,863,503	12/16/15	(17,943)
	GBP	351,050	EUR	477,000	530,887	12/16/15	(2,834)
	GBP	2,044,000	USD	3,203,898	3,091,923	10/08/15	(111,975)
	GBP	677,034	USD	1,037,585	1,023,863	12/16/15	(13,720)
	HUF	445,355,224	EUR	1,428,107	1,587,082	10/14/15	(9,019)
	HUF	224,129,997	EUR	714,054	799,064	07/08/16	(3,775)
	HUF	132,980,231	USD	474,515	473,929	12/16/15	(586)
	JPY	101,594,000	USD	849,204	847,166	10/29/15	(2,038)
	MXN	8,129,210	USD	482,217	479,793	10/26/15	(2,424)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (continued)	MXN	65,803,594	USD	3,904,712	$3,868,481	12/16/15	$(36,233)
	NOK	2,718,185	EUR	286,466	318,899	12/16/15	(1,631)
	NOK	1,081,000	USD	130,803	126,966	10/06/15	(3,837)
	NOK	18,140,303	USD	2,187,911	2,128,229	12/16/15	(59,683)
	NZD	863,000	USD	561,029	551,097	10/15/15	(9,932)
	NZD	552,000	USD	353,509	350,928	12/16/15	(2,581)
	PHP	75,019,980	USD	1,678,018	1,597,472	12/10/15	(80,545)
	PLN	672,638	EUR	159,000	176,606	12/16/15	(1,302)
	PLN	1,163,000	USD	307,613	305,612	11/16/15	(2,000)
	PLN	1,135,935	USD	300,879	298,247	12/16/15	(2,633)
	SEK	2,115,665	USD	256,297	253,244	12/16/15	(3,053)
	TRY	3,123,000	USD	1,026,104	1,023,392	10/26/15	(2,712)
	TRY	543,293	USD	177,000	175,296	12/16/15	(1,704)
	TWD	21,770,991	USD	665,607	659,855	10/05/15	(5,752)
	TWD	9,726,609	USD	299,147	294,219	10/19/15	(4,928)
	USD	601,203	AED	2,213,254	601,215	08/15/16	(11)
	USD	495,092	AUD	711,488	497,323	12/16/15	(2,231)
	USD	705,112	BRL	2,884,430	726,998	10/02/15	(21,886)
	USD	1,246,428	BRL	5,038,543	1,255,610	11/04/15	(9,182)
	USD	114,246	CHF	111,283	114,351	11/12/15	(104)
	USD	543,098	CNH	3,493,368	546,581	10/28/15	(3,483)
	USD	1,193,532	CNH	7,755,907	1,207,219	12/16/15	(13,686)
	USD	3,521,184	CNH	23,399,148	3,575,877	08/26/16	(54,693)
	USD	2,334,717	CNH	15,417,700	2,355,351	09/01/16	(20,634)
	USD	7,397,000	CNH	49,123,307	7,501,162	09/09/16	(104,162)
	USD	912,000	CNH	6,005,590	916,800	09/14/16	(4,800)
	USD	57,010	COP	176,262,378	57,052	10/05/15	(42)
	USD	372,189	EUR	333,031	372,339	11/06/15	(150)
	USD	156,895	HUF	44,177,108	157,412	10/26/15	(517)
	USD	504,048	ILS	1,976,977	504,506	12/16/15	(459)
	USD	383,000	INR	25,399,080	386,175	10/19/15	(3,175)
	USD	177,000	INR	11,764,004	178,413	11/03/15	(1,413)
	USD	2,988,093	JPY	360,149,074	3,006,310	12/16/15	(18,217)
	USD	342,831	KRW	409,209,396	344,782	11/02/15	(1,952)
	USD	390,086	KRW	464,798,866	391,547	11/09/15	(1,462)
	USD	264,342	KRW	314,197,171	264,496	12/04/15	(154)
	USD	248,000	MXN	4,308,355	253,281	12/16/15	(5,281)
	USD	818,164	NZD	1,295,166	823,387	12/16/15	(5,223)
	USD	355,000	RUB	23,809,850	360,718	10/21/15	(5,718)
	USD	519,878	RUB	36,146,211	547,078	10/23/15	(27,199)
	USD	946,135	SEK	8,038,000	960,460	10/06/15	(14,325)
	USD	413,931	SEK	3,472,985	415,715	12/16/15	(1,784)
	USD	605,788	SGD	867,532	608,041	12/16/15	(2,253)
	USD	867,687	TRY	2,715,042	876,021	12/16/15	(8,334)
	USD	177,000	TWD	5,896,888	178,198	10/29/15	(1,198)
	USD	338,927	TWD	11,230,338	339,285	11/30/15	(358)
	USD	178,000	ZAR	2,503,819	178,165	12/17/15	(165)
	ZAR	2,833,316	USD	207,860	203,510	10/26/15	(4,352)
	ZAR	7,319,305	USD	534,000	520,823	12/17/15	(13,180)
TOTAL							$(868,207)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	(58)	December 2015	$(5,535,230)	$120,102
5 Year German Euro-Bobl	(16)	December 2015	(2,306,670)	(7,891)
10 Year German Euro-Bund	(1)	December 2015	(174,527)	(3,197)
10 Year U.S. Treasury Notes	37	December 2015	4,763,172	13,811
20 Year U.S. Treasury Bonds	(11)	December 2015	(1,730,781)	(612)
TOTAL				$122,213

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	INR	197,535		05/30/16	6 month MIBOR	7.369%	$(3,563)
	COP	1,611,010		12/11/16	Columbia 90 Days DTF	4.340	6,754
	KRW	1,179,110		11/04/17	2.060%	3 month KWCDC	12,106
	BRL	6,660	(a)	01/02/18	11.830	1 month Brazilian Interbank Deposit Average	(48,533)
		7,610		01/02/18	13.962	1 month Brazilian Interbank Deposit Average	(54,477)
	MYR	10,000		01/22/19	3 month KLIBOR	4.060	22,430
	BRL	3,710		01/04/21	14.039	1 month Brazilian Interbank Deposit Average	(33,064)
	GBP	1,290		12/09/24	6 month BP	3.150	(84,886)
	KRW	688,000	(a)	06/03/25	3 month KWCDC	2.427	(8,498)
		379,525	(a)	06/24/25	3 month KWCDC	2.562	(6,674)
	GBP	1,290		12/09/29	3.377	6 month BP	115,791
		1,000		12/09/39	3.568	6 month BP	118,950
		1,000		12/09/44	1 month BP	3.565	(145,329)
Barclays Bank PLC		6,800		08/19/16	0.560	3 month LIBOR	4,153
		2,900		08/17/17	3 month LIBOR	1.065	(5,620)
		6,800		08/19/17	3 month LIBOR	1.034	(9,754)
	KRW	1,198,490		11/07/17	2.034	3 month KWCDC	11,681
	TWD	50,100		07/30/18	1.030	3 month TWD	7,328
		15,175		07/31/18	1.025	3 month TWD	2,148
	MYR	2,700		03/04/20	3 month KLIBOR	3.815	17,578
	KRW	1,948,440	(a)	09/23/24	3 month KWCDC	3.138	(82,989)
		352,150	(a)	06/25/25	3 month KWCDC	2.568	(6,269)
		176,475	(a)	07/15/25	3 month KWCDC	2.615	(3,451)
Citibank NA	BRL	6,610		01/04/16	13.760	1 month Brazilian Interbank Deposit Average	(3,346)
		6,610		01/04/16	13.775	1 month Brazilian Interbank Deposit Average	(3,214)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
Counterparty		Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA (continued)	COP	1,592,820	12/11/16	Columbia 90 Days DTF	4.330%	$6,741
	KRW	1,805,420	03/07/17	2.875%	3 month KWCDC	31,143
		909,000	10/14/17	2.240	3 month KWCDC	12,433
		1,486,130	10/28/17	2.173	3 month KWCDC	18,451
	MYR	5,210	01/15/24	3 month KLIBOR	4.575	21,989
Credit Suisse International (London)	CLP	1,311,400	03/28/16	6 month CLICP	3.860	(11,098)
		651,080	04/28/17	6 month CLICP	3.980	(4,043)
		152,710	05/12/17	6 month CLICP	3.950	(711)
		34,200	07/28/17	6 month CLICP	3.640	270
	BRL	1,370	01/02/18	11.120	1 month Brazilian Interbank Deposit Average	(29,660)
Deutsche Bank AG		2,760	01/04/16	1 month Brazilian Interbank Deposit Average	13.155	3,093
		13,150	01/04/16	13.874	1 month Brazilian Interbank Deposit Average	(5,253)
	INR	322,470	03/03/16	6 month MIBOR	7.660	1,029
	BRL	1,350	01/02/17	15.575	1 month Brazilian Interbank Deposit Average	30
		5,170	01/02/17	16.860	1 month Brazilian Interbank Deposit Average	15,751
	KRW	640,300	03/03/17	2.850	3 month KWCDC	10,832
		2,224,900	10/13/17	2.248	3 month KWCDC	30,689
		704,320	11/04/17	2.075	3 month KWCDC	7,432
	BRL	50	01/02/18	11.750	1 month Brazilian Interbank Deposit Average	(875)
		1,220	01/02/18	11.150	1 month Brazilian Interbank Deposit Average	(26,166)
		1,520	01/02/18	11.450	1 month Brazilian Interbank Deposit Average	(29,520)
	CLP	119,230	07/28/19	6 month CLICP	4.000	1,838
	COP	2,311,520	09/24/19	Columbia 90 Days DTF	5.340	22,223
	BRL	610	01/04/21	13.360	1 month Brazilian Interbank Deposit Average	(8,369)
		650	01/04/21	13.409	1 month Brazilian Interbank Deposit Average	(8,684)
		1,280	01/04/21	14.644	1 month Brazilian Interbank Deposit Average	(6,176)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Deutsche Bank AG (continued)	BRL	1,800		01/04/21	13.431%	1 month Brazilian Interbank Deposit Average	$(23,754)
		2,380		01/04/21	15.676	1 month Brazilian Interbank Deposit Average	4,225
		3,830		01/04/21	13.632	1 month Brazilian Interbank Deposit Average	(45,069)
		6,210		01/04/21	14.395	1 month Brazilian Interbank Deposit Average	(40,278)
	MXN	32,720	(a)	10/28/21	7.285	Mexico Interbank TIIE 28 Days	5,604
		7,370	(a)	11/04/21	7.380	Mexico Interbank TIIE 28 Days	1,862
		13,080		12/05/23	6.710	Mexico Interbank TIIE 28 Days	30,952
	MYR	1,270		08/18/24	3 month KLIBOR	4.460%	9,109
	MXN	14,190	(a)	10/24/24	Mexico Interbank TIIE 28 Days	7.371	1,855
		3,220	(a)	10/31/24	Mexico Interbank TIIE 28 Days	7.460	(170)
	BRL	1,680		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	40,758
	KRW	175,400	(a)	07/14/25	3 month KWCDC	2.620	(3,466)
	ZAR	14,640	(a)	02/27/35	9.040	3 month JIBAR	(15,455)
		3,350	(a)	04/14/35	9.120	3 month JIBAR	(2,921)
		45,320	(a)	02/27/45	3 month JIBAR	6.765	32,707
		10,420	(a)	04/13/45	3 month JIBAR	6.770	7,084
JPMorgan Securities, Inc.	INR	312,970		06/01/16	12 month MIBOR	7.346	(1,372)
	BRL	1,660		01/02/18	14.830	1 month Brazilian Interbank Deposit Average	(5,976)
		2,560		01/02/18	13.910	1 month Brazilian Interbank Deposit Average	(18,896)
	TWD	21,575		08/07/18	1.010	3 month TWD	2,716
	BRL	2,470		01/02/19	13.935	1 month Brazilian Interbank Deposit Average	(22,161)
		270		01/04/21	14.650	1 month Brazilian Interbank Deposit Average	(1,292)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
JPMorgan Securities, Inc. (continued)	BRL	1,060		01/04/21	14.660%	1 month Brazilian Interbank Deposit Average	$(4,999)
		2,130		01/04/21	14.402	1 month Brazilian Interbank Deposit Average	(13,714)
		3,810		01/04/21	1 month Brazilian Interbank Deposit Average	13.720%	42,450
		1,690		01/02/23	13.760	1 month Brazilian Interbank Deposit Average	(20,019)
	KRW	150,550		01/15/24	3 month KWCDC	3.445	(16,905)
		4,862,330	(a)	09/19/24	3 month KWCDC	3.126	(204,967)
		180,090	(a)	06/02/25	3 month KWCDC	2.428	(2,230)
		115,700	(a)	06/09/25	3 month KWCDC	2.645	(2,429)
		179,225	(a)	06/23/25	3 month KWCDC	2.534	(2,954)
		436,830	(a)	09/22/25	3 month KWCDC	2.250	(2,006)
Morgan Stanley & Co. International PLC	BRL	2,490		01/04/16	12.985	1 month Brazilian Interbank Deposit Average	(2,300)
		10,170		01/04/16	13.835	1 month Brazilian Interbank Deposit Average	(4,195)
		$1,400		08/17/16	0.630	3 month LIBOR	1,673
	BRL	610		01/02/17	16.490	1 month Brazilian Interbank Deposit Average	1,326
		1,000		01/02/17	15.700	1 month Brazilian Interbank Deposit Average	314
		4,580		01/02/17	15.954	1 month Brazilian Interbank Deposit Average	4,188
		4,890		01/02/17	15.575	1 month Brazilian Interbank Deposit Average	(106)
		1,400		08/17/17	3 month LIBOR	1.075	(2,993)
	KRW	387,270		10/13/17	2.250	3 month KWCDC	5,360
		833,730		10/14/17	2.245	3 month KWCDC	11,482
		833,730		10/14/17	2.250	3 month KWCDC	11,561
		565,220		10/28/17	2.168	3 month KWCDC	6,958
		963,930		10/29/17	2.175	3 month KWCDC	11,989
	BRL	550		01/04/21	14.250	1 month Brazilian Interbank Deposit Average	(4,110)
		2,260		01/04/21	1 month Brazilian Interbank Deposit Average	11.410	67,192
	KRW	219,110	(a)	09/23/25	3 month KWCDC	2.250	(1,005)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Morgan Stanley & Co. International PLC (continued)	KRW	219,110	(a)	09/23/25	3 month KWCDC	2.260%	$(1,092)
		219,110	(a)	09/23/25	3 month KWCDC	2.265	(1,135)
TOTAL							$(293,963)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	62,000		09/15/16	3.958%	Mexico Interbank TIIE 28 Days	$21	$8,757
	18,820		09/16/16	3.975	Mexico Interbank TIIE 28 Days	6	2,668
	18,880		09/19/16	3.980	Mexico Interbank TIIE 28 Days	6	2,368
	$5,300		09/21/16	3 month LIBOR	0.592%	5	(5,691)
MXN	20,010		09/22/16	3.850	Mexico Interbank TIIE 28 Days	7	548
	26,650		09/28/16	3.895	Mexico Interbank TIIE 28 Days	6	115
	$500		03/19/17	3 month LIBOR	0.750	1,812	(2,804)
MXN	24,640	(a)	12/13/17	Mexico Interbank TIIE 28 Days	4.500	5,525	(3,879)
HUF	130,750		06/09/18	1.860	6 month BUBOR	1	(5,169)
MXN	17,800		11/22/18	Mexico Interbank TIIE 28 Days	4.620	6	5,520
	34,380	(a)	12/12/18	4.750	Mexico Interbank TIIE 28 Days	(20,663)	8,752
	$4,000	(a)	12/16/18	3 month LIBOR	1.750	(54,701)	(23,581)
MXN	21,960		09/23/19	Mexico Interbank TIIE 28 Days	5.480	8	(19,847)
EUR	5,020	(a)	12/16/20	0.500	6 month EURO	8,435	23,215
CAD	6,300	(a)	12/16/20	1.250	3 month CDOR	9,012	(1,971)
NOK	7,880	(a)	12/16/20	1.500	6 month NIBOR	2,024	6,601
	$300	(a)	12/16/20	2.000	3 month LIBOR	4,130	3,494
	2,640		12/16/20	3 month LIBOR	2.000	(34,681)	(32,403)
SEK	50,600	(a)	12/16/20	3 month STIBOR	0.500	16,646	4,321
HUF	763,240	(a)	12/16/20	6 month BUBOR	2.415	(5,169)	(45,834)
EUR	11,910		12/16/20	6 month EURO	0.500	(14,840)	(60,249)
	$61,400	(a)	06/24/21	2.923	3 month LIBOR	(28,666)	824,324
MXN	12,250	(a)	11/02/21	7.370	Mexico Interbank TIIE 28 Days	5	3,002
	9,350	(a)	01/17/22	6.470	Mexico Interbank TIIE 28 Days	4	(6,504)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	9,450	(a)	01/21/22	6.295%	Mexico Interbank TIIE 28 Days	$4	$(8,168)
	9,390	(a)	01/26/22	6.380	Mexico Interbank TIIE 28 Days	4	(7,413)
	18,970	(a)	02/16/22	6.710	Mexico Interbank TIIE 28 Days	8	(9,517)
	9,720	(a)	03/04/22	7.040	Mexico Interbank TIIE 28 Days	4	(2,043)
	8,270	(a)	04/05/22	6.900	Mexico Interbank TIIE 28 Days	4	(3,085)
	16,340	(a)	08/08/22	7.345	Mexico Interbank TIIE 28 Days	7	(1,239)
	16,560	(a)	08/11/22	7.370	Mexico Interbank TIIE 28 Days	7	(917)
	$77,420	(a)	09/02/22	2.810	3 month LIBOR	111,440	312,814
MXN	94,220	(a)	09/15/22	7.500	Mexico Interbank TIIE 28 Days	40	3,338
	34,610	(a)	12/07/22	5.250	Mexico Interbank TIIE 28 Days	(120,949)	19,563
	$1,600	(a)	12/16/22	2.250	3 month LIBOR	28,220	22,725
	3,160		12/16/22	3 month LIBOR	2.250%	(46,690)	(53,926)
EUR	610	(a)	12/16/22	6 month EURO	0.500	14,102	(6,716)
MXN	47,480	(a)	11/29/23	Mexico Interbank TIIE 28 Days	7.240	17	16,080
EUR	16,660		05/15/24	1.100	6 month EURO	(65,288)	523,957
MXN	16,740	(a)	07/24/24	Mexico Interbank TIIE 28 Days	7.370	7	4,313
	5,310	(a)	10/29/24	Mexico Interbank TIIE 28 Days	7.450	2	(183)
	3,320		11/20/24	Mexico Interbank TIIE 28 Days	5.955	2	4,555
	4,020	(a)	01/13/25	Mexico Interbank TIIE 28 Days	6.470	2	8,826
	3,980	(a)	01/17/25	Mexico Interbank TIIE 28 Days	6.315	2	10,087
	4,030	(a)	01/22/25	Mexico Interbank TIIE 28 Days	6.405	2	9,453
	8,160	(a)	02/12/25	Mexico Interbank TIIE 28 Days	6.730	4	13,629
	4,190	(a)	02/28/25	Mexico Interbank TIIE 28 Days	7.065	2	4,073
	3,570	(a)	04/01/25	Mexico Interbank TIIE 28 Days	6.920	2	4,713
	11,360		04/25/25	6.309	Mexico Interbank TIIE 28 Days	7	374
EUR	38,530	(a)	05/11/25	1.568	6 month EURO	(119,094)	217,949
MXN	11,210		05/26/25	6.590	Mexico Interbank TIIE 28 Days	7	14,441
HUF	86,620		06/02/25	6 month BUBOR	2.985	4	(4,766)
MXN	4,160		06/03/25	6.450	Mexico Interbank TIIE 28 Days	3	2,391

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	18,980	(a)	06/08/25	1.850%	6 month EURO	$(54,281)	$374,612
	310		06/16/25	1.225	6 month EURO	4	10,413
CZK	8,440		06/16/25	6 month PRIBOR	1.365%	4	(15,976)
HUF	51,240		06/19/25	6 month BUBOR	3.380	2	(12,313)
	101,820		06/25/25	6 month BUBOR	3.380	3	(17,874)
	79,720		07/09/25	6 month BUBOR	3.280	3	(11,311)
EUR	2,880	(a)	07/10/25	1.700	6 month EURO	(72,887)	95,168
CZK	8,450		07/15/25	6 month BUBOR	1.295	4	(13,067)
MXN	7,090	(a)	08/04/25	Mexico Interbank TIIE 28 Days	7.405	4	3,147
	7,150	(a)	08/07/25	Mexico Interbank TIIE 28 Days	7.430	4	2,826
ZAR	2,420	(a)	08/24/25	9.110	3 month JIBAR	2	(522)
	4,490	(a)	08/24/25	9.136	3 month JIBAR	4	(738)
	4,510	(a)	08/24/25	9.145	3 month JIBAR	4	(664)
MXN	41,000	(a)	09/11/25	Mexico Interbank TIIE 28 Days	7.600	21	3,424
EUR	2,680	(a)	09/16/25	2.000	6 month EURO	(34,737)	92,893
GBP	2,020	(a)	09/16/25	6 month BP	2.750	(23,538)	(44,791)
EUR	260	(a)	09/28/25	1.500	6 month EURO	(1,156)	(283)
	$210	(a)	09/28/25	2.750	3 month LIBOR	(668)	1,222
GBP	320	(a)	09/28/25	6 month BP	2.250	550	(421)
JPY	15,290	(a)	12/16/25	0.500	6 month JYOR	(713)	340
EUR	18,555	(a)	12/16/25	0.750	6 month EURO	(586,675)	73,156
	5,470	(a)	12/16/25	1.500	6 month EURO	(207,218)	164,324
GBP	440	(a)	12/16/25	2.000	6 month BP	1,473	7,576
CAD	1,810	(a)	12/16/25	3 month CDOR	2.500	32,369	(21,686)
	$9,160	(a)	12/16/25	3 month LIBOR	2.500	(155,838)	(213,137)
	4,910	(a)	12/16/25	3 month LIBOR	3.000	(45,682)	(15,783)
NZD	470	(a)	12/16/25	3 month NZDOR	3.750	(2,117)	(3,509)
	570	(a)	12/16/25	3 month NZDOR	4.000	6,103	(5,037)
SEK	22,570	(a)	12/16/25	3 month STIBOR	1.500	(21,830)	45
AUD	4,740	(a)	12/16/25	3.000	6 month AUDOR	(17,252)	45,032
	2,460	(a)	12/16/25	6 month AUDOR	3.500	7,447	(8,844)
GBP	2,090	(a)	12/16/25	6 month BP	2.750	(45,307)	(22,807)
JPY	442,100	(a)	12/16/25	6 month JYOR	1.000	(26,662)	543
MXN	20,410	(a)	11/25/26	7.707	Mexico Interbank TIIE 28 Days	7	(5,145)
	7,390	(a)	07/21/27	7.660	Mexico Interbank TIIE 28 Days	4	(3,567)
	$15,700	(a)	06/24/29	3 month LIBOR	3.218	58,946	(743,435)
EUR	9,850	(a)	06/08/30	6 month EURO	2.100	(30,980)	(247,477)
	$18,150	(a)	09/02/30	3 month LIBOR	3.004	(26,211)	(258,909)
GBP	710		12/07/30	6 month BP	2.125	3,429	(24,444)
	$1,000	(a)	12/16/30	2.500	3 month LIBOR	(9,386)	31,485
	600	(a)	12/16/30	3 month LIBOR	2.500	3,265	(16,524)
EUR	6,870	(a)	12/16/30	6 month EURO	1.000	447,534	(57,345)
GBP	140		06/07/32	6 month BP	1.844	(1,139)	6,228

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	6,130		04/13/35	Mexico Interbank TIIE 28 Days	6.890%	$5	$6,583
EUR	14,370	(a)	05/11/35	6 month EURO	1.695	235,777	178,507
MXN	6,150		05/14/35	Mexico Interbank TIIE 28 Days	7.200	5	(7,124)
	2,290		05/22/35	Mexico Interbank TIIE 28 Days	7.055	2	(86)
	$600	(a)	12/16/35	3 month LIBOR	2.500	(978)	5,198
EUR	4,200	(a)	12/17/35	2.250%	6 month EURO	36,607	24,005
	$360	(a)	12/17/35	3 month LIBOR	3.000	2,200	(3,223)
GBP	960	(a)	12/17/35	6 month BP	2.500	(22,075)	7,103
JPY	75,600	(a)	12/17/35	6 month JYOR	2.000	(5,188)	(3,307)
GBP	336		06/08/37	6 month BP	2.100	(18,825)	14,008
	430		04/15/39	6 month BP	2.060	(22,470)	20,021
	$700	(a)	12/16/45	2.750	3 month LIBOR	(7,148)	37,583
GBP	2,000	(a)	12/16/45	6 month GBP	2.250	(70,600)	(49,984)
	$100	(a)	12/18/45	3 month LIBOR	2.750	(385)	(3,963)
EUR	1,300	(a)	12/19/45	1.750	6 month EURO	3,274	9,806
GBP	870	(a)	12/19/45	6 month BP	2.500	(27,690)	(8,072)
	TOTAL					$(1,009,759)	$1,154,941

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Barclays Bank PLC	People’s Republic of China, 7.500%, 10/28/2027	$40	(1.000)%	03/20/19	0.904%	$(178)	$37
		210	(1.000)	03/20/19	0.904	(484)	(260)
Citibank NA		4,340	(1.000)	03/20/19	0.904	(25,075)	9,706
		2,260	(1.000)	06/20/19	0.965	(10,311)	6,802
JPMorgan Securities, Inc.		250	(1.000)	03/20/19	0.904	(612)	(273)
		330	(1.000)	06/20/19	0.965	(1,472)	959
Protection Sold:
Barclays Bank PLC	Markit CMBX Series 6	200	2.000%	05/11/63	2.388	2,257	(7,096)
		200	2.000	05/11/63	2.388	1,189	(6,029)
TOTAL						$(34,686)	$3,846

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index 24	$1,584	5.000%	06/20/20	4.282%	$108,434	$(60,132)
CDX North America High Yield Index 25	3,650	5.000	12/20/20	0.926	14,137	306
TOTAL					$122,571	$(59,826)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

						Rates Exchanged		Market Value
Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Termination Date	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC		$400,771	TRY	1,040,000	04/07/20	3 month LIBOR	8.770%	$(1,597)	$72,784
Citibank NA		931,649		1,935,500	05/16/19	3 month LIBOR	9.370	(3,037)	308,534
JPMorgan Securities, Inc.		1,000,000		3,030,000	09/17/20	3 month LIBOR	11.040	(479)	(1,978)
Morgan Stanley & Co. International PLC	TR	Y 990,000		$394,422	03/03/20	8.930%	3 month LIBOR	205	(75,554)
TOTAL								$(4,908)	$303,786

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

						Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	735	Notas do Tesouro Nacional Series B, 6.000% 8/15/50	10/14/15	3 month LIBOR	$15	$(193,275)
		500	Notas do Tesouro Nacional Series B, 6.000% 8/15/50	11/06/15	3 month LIBOR	(53)	(82,060)
Credit Suisse International (London)		$3,660	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 4.000%, Series 13	01/12/44	One month LIBOR	(57,313)	22,139
TOTAL						$(57,351)	$(253,196)

#	The Fund receives annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation(c)	Notional Amount (000s)	Paid Rate	Termination Date	Unrealized Gain (Loss)*
Merrill Lynch International Bank Ltd.	Dow Jones-UBS Brent Crude Subindex	$2,953	0.000%	10/07/15	$(431)
	Dow Jones-UBS Copper Subindex	1,010	0.000	10/07/15	—
	Dow Jones-UBS Corn Subindex	2,500	0.000	10/07/15	—
	Dow Jones-UBS Gold Subindex	2,264	0.000	10/07/15	—
	Dow Jones-UBS Platinum Subindex	576	0.000	10/07/15	(98)
	Dow Jones-UBS Soybeans Subindex	1,063	0.000	10/07/15	—
	Dow Jones-UBS Wheat Subindex	396	0.000	10/07/15	—
	Dow Jones-UBS WTI Crude Oil Subindex	4,725	0.000	10/07/15	—
	Dow Jones-UBS Zinc Subindex	858	0.000	10/07/15	—
	Merrill Lynch Extra Palladium Excess Return Index	701	0.000	10/07/15	(99)
Morgan Stanley & Co. International PLC	Dow Jones-UBS Natural Gas Subindex	1,148	0.000	10/07/15	(40)
	Dow Jones-UBS Platinum Subindex	1,287	0.000	10/07/15	(14)
TOTAL					$(682)

(c)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain/loss of the swap contracts is equal to their market value.

NON-DELIVERABLE BOND FORWARD CONTRACTS

Counterparty	Notional Amount (000s)	Reference Obligation	Settlement Date	Unrealized Gain (Loss)*
Deutsche Bank AG	COP 2,162,000	Titulos de Tesoreria 7.750% 09/18/30	10/14/15	$6,890
	COP 1,558,700	Titulos de Tesoreria 7.500% 07/24/24	10/14/15	2,978
	COP 3,476,400	Titulos de Tesoreria 10.000% 07/24/24	10/14/15	1,897
	COP 1,091,400	Titulos de Tesoreria 7.750% 09/18/30	10/15/15	1,661
	COP 1,831,900	Titulos de Tesoreria 7.500% 08/26/26	10/15/15	2,403
TOTAL				$15,829

*	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the six months ended September 30, 2015 the Fund had the following written options:

WRITTEN OPTION CURRENCY CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Exercise Price	Value
BNP Paribas SA (Premium Received $3,975)	Put CNH/Call USD	$1,407	10/20/15	6.500%	$(2,706)

WRITTEN OPTION CURRENCY CONTRACTS — For the six months ended September 30, 2015, the Fund had the following written currency options activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2015	—	$—
Contracts Written	3,836	53,081
Contracts Bought to Close	—	—
Contracts Expired	(2,429)	(49,106)
Contracts Outstanding September 30, 2015	1,407	$3,975

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Exercise Rate	Value
Bank of America Securities LLC	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.000% versus the 3 month LIBOR maturing on May 05, 2024	CAD 13,600	05/24/16	1.000%	$(53,287)
Citibank NA	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.200% versus the 3 month LIBOR maturing on August 08, 2016	$2,700	08/08/16	3.200	(124)
Citigroup Global Markets, Inc.	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.100% versus the 3 month LIBOR maturing on January 7, 2020	3,400	08/12/16	3.100	(223)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.550% versus the 3 month LIBOR maturing on January 7, 2020	3,400	09/06/16	3.550	(96)
Deutsche Bank AG	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 2.913% versus the 3 month LIBOR maturing on February 22, 2026	3,200	02/18/16	2.913	(23,060)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 0.700% versus the 3 month LIBOR maturing on January 27, 2018	13,600	01/25/16	0.700	(14,960)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 0.950% versus the 3 month LIBOR maturing on January 27, 2018	13,600	01/25/16	0.950	(44,788)
	Put - OTC - 3 year Swap for the obligation to pay a fixed rate of 0.748% versus the 3 month LIBOR maturing on February 28, 2019	13,900	02/25/16	0.748	(14,920)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

Counterparty	Description	Notional Amount (000s)	Expiration Date	Exercise Rate	Value
Deutsche Bank AG (continued)	Put - OTC - 3 year Swap for the obligation to pay a fixed rate of 0.998% versus the 3 month LIBOR maturing on February 28, 2019	$13,900	02/25/16	0.998	$(41,943)
JPMorgan Securities, Inc.	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.000% versus the 3 month LIBOR maturing on August 23, 2018	3,400	08/19/16	3.000	(321)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 0.500% versus the 6 month LIBOR maturing on December 12, 2019	EUR 13,600	12/10/15	0.500	(36,608)
	Put - OTC - 3 year Swap for the obligation to pay a fixed rate of 1.250% versus the 3 month LIBOR maturing on December 8, 2018	$27,000	12/04/15	1.250	(179,728)
Morgan Stanley Capital Services, Inc.	Call - OTC - 2 year Swap for the obligation to pay a fixed rate of 2.300% versus the 3 month LIBOR maturing on January 08, 2020	14,000	01/04/16	2.300	(7,928)
	Call - OTC - 5 year Swap for the obligation to pay a fixed rate of 3.168% versus the 3 month LIBOR maturing on January 26, 2026	3,600	01/22/16	3.168	(10,627)
	Put - OTC - 10 year Swap for the obligation to pay a fixed rate of 0.925% versus the 3 month LIBOR maturing on September 06, 2026	EUR 1,390	09/02/16	0.925	(23,509)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 2.190% versus the 3 month LIBOR maturing on February 20, 2020	$18,500	02/17/16	2.190	(166,968)
	Call - OTC - 2 year Swap for the obligation to pay a fixed rate of 2.190% versus the 3 month LIBOR maturing on February 20, 2020	18,500	02/17/16	2.190	(30,227)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 2.300% versus the 3 month LIBOR maturing on January 08, 2020	14,000	01/04/16	2.300	(152,841)
TOTAL (Premium Received $495,204)					$(802,158)

INTEREST RATE SWAPTION CONTRACTS — For the six months ended September 30, 2015, the Fund had the following interest rate swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2015	133,700	$495,514
Contracts Written	146,530	474,085
Contracts Bought to Close	(37,340)	(100,110)
Contracts Expired	(47,600)	(374,285)
Contracts Outstanding September 30, 2015	195,290	$495,204

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OPTIONS ON FUTURES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Exercise Price	Value
Morgan Stanley Capital Services, Inc. (Premium Received $676)	Call – 4 Year Eurodollar Futures	66	10/16/15	99.250	$(412)

OPTIONS ON FUTURES CONTRACTS — For the six months ended September 30, 2015, the Fund had the following futures written options activity:

	Contracts	Premiums Received
Contracts Outstanding March 31, 2015	514	$43,819
Contracts Written	66	676
Contracts Bought to Close	(514)	(43,819)
Contracts Outstanding September 30, 2015	66	$676

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – 21.1%
Senior Term Loans(a) – 7.0%
Building Materials – 0.4%
Hanson Building Products Ltd. (NR/NR)
$353,225	6.500%	03/13/22	$349,693
455,000	0.000	03/24/22	450,450

			800,143

Consumer Cyclical Services – 1.3%
First Data Corp. (BB-/B1)
2,676,000	3.696	09/24/18	2,647,902

Health Care - Services – 0.0%
DaVita HealthCare Partners, Inc. (BB/Ba1)
874	3.500	06/24/21	871

Media - Non Cable – 2.1%
Cengage Learning Acquisitions, Inc. (B+/B2)
2,684,720	7.000	03/31/20	2,659,887
Univision Communications, Inc. (B+/B2)
1,446,306	4.000	03/01/20	1,435,907

			4,095,794

Property/Casualty Insurance – 0.4%
Hyperion Insurance Group Ltd. (B/B1)
870,625	5.500	04/29/22	869,537

Retailers – 2.3%
JC Penney Corp., Inc. (NR/NR)
2,163,202	5.000	06/20/19	2,153,165
Kate Spade & Co. (NR/NR)
1,105,070	4.000	04/09/21	1,094,848
Lands End, Inc. (NR/NR)
1,032,701	4.250	04/04/21	955,248
Michaels Stores, Inc. (NR/NR)
272,544	4.000	01/28/20	272,590

			4,475,851

Telecommunications – Wireless – 0.5%
Fairpoint Communications, Inc. (B/B2)
939,514	7.500	02/14/19	941,666

TOTAL SENIOR TERM LOANS			$13,831,764

Other Secured Debt Obligations – 14.1%
Automotive(b)(c)(d) – 2.0%
Schaeffler Holding Finance BV (B/B1)
3,888,000	6.875	08/15/18	4,024,080

Building Materials(b)(c) – 1.5%
Builders FirstSource, Inc. (BB-/B3)
934,000	7.625	06/01/21	970,192
HD Supply, Inc. (BB-/B1)
1,975,000	5.250	12/15/21	1,987,344

			2,957,536

Consumer Cyclical Services(b) – 1.5%
APX Group, Inc. (B/Ba3)
3,066,000	6.375	12/01/19	2,928,030

Electric(b)(c) – 0.7%
Calpine Corp. (BB/Ba3)
1,386,000	6.000	01/15/22	1,444,905

Secured Debt Obligations – (continued)
Energy – Exploration & Production(b)(c)(e) – 0.4%
FTS International, Inc. (NR/B1)
$968,000	7.837%	06/15/20	$721,160

Gaming(b)(c) – 0.5%
International Game Technology PLC (BB+/Ba2)
554,000	5.625	02/15/20	540,150
399,000	6.250	02/15/22	368,078

			908,228

Health Care – Services – 1.9%
HCA, Inc. (BBB-/Ba1)
473,000	6.500	02/15/20	515,570
Tenet Healthcare Corp. (BB-/Ba2)
1,815,000	6.000	10/01/20	1,914,825
Universal Health Services, Inc. (BBB-/Ba1)(b)(c)
1,279,000	4.750	08/01/22	1,304,580

			3,734,975

Media – Cable(b)(c) – 3.9%
Altice Financing SA (BB-/B1)
3,690,000	6.500	01/15/22	3,579,300
1,166,000	6.625	02/15/23	1,122,275
Numericable – SFR SAS (B+/Ba3)
2,680,000	4.875	05/15/19	2,572,800
476,000	6.000	05/15/22	456,960

			7,731,335

Tobacco(b) – 0.7%
Vector Group Ltd. (B+/Ba3)
1,372,000	7.750	02/15/21	1,445,745

Transportation(b)(c) – 1.0%
Jack Cooper Holdings Corp. (CCC+/B3)
2,103,000	9.250	06/01/20	1,929,503

TOTAL OTHER SECURED DEBT OBLIGATIONS			$27,825,497

TOTAL SECURED DEBT OBLIGATIONS
(Cost $42,647,581)			$41,657,261

Unsecured Debt Obligations – 62.8%
Aerospace & Defense(c) – 3.6%
Bombardier, Inc. (B/B2)
$6,229,000	5.500%	09/15/18	$5,388,085
241,000	4.750	04/15/19	195,210
1,700,000	7.750	03/15/20	1,445,000

			7,028,295

Automotive – 7.1%
Dana Holding Corp. (BB+/B2)(b)
2,942,000	5.375	09/15/21	2,912,580
Fiat Chrysler Automobiles NV (NR/B2)
2,125,000	4.500	04/15/20	2,016,094
1,535,000	5.250	04/15/23	1,429,469
Gates Global LLC (B/Caa2)(b)(c)
1,118,000	6.000	07/15/22	905,580

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Unsecured Debt Obligations – (continued)
Automotive – (continued)
Jaguar Land Rover Automotive PLC (BB/Ba2)(c)
$1,199,000	4.250%		11/15/19	$1,169,025
1,321,000	5.625	(b)	02/01/23	1,296,231
Lear Corp. (BB/Ba2)(b)
505,000	4.750		01/15/23	494,900
2,648,000	5.250		01/15/25	2,588,420
ZF North America Capital, Inc. (BB/Ba2)(c)
1,260,000	4.000		04/29/20	1,203,300

				14,015,599

Brokerage(b) – 1.5%
E*Trade Financial Corp. (BBB-/Ba2)
1,687,000	5.375		11/15/22	1,788,220
1,091,000	4.625		09/15/23	1,101,910

				2,890,130

Building Materials(b)(c) – 0.1%
Masonite International Corp. (NR/NR)
258,000	5.625		03/15/23	263,805

Chemicals(b) – 2.6%
Blue Cube Spinco, Inc. (BB+/Ba1)(c)
1,241,000	9.750		10/15/23	1,290,640
106,000	10.000		10/15/25	110,107
Chemtura Corp. (BB-/B1)
460,000	5.750		07/15/21	453,100
INEOS Group Holdings SA (B-/B3)(c)
2,833,000	6.125		08/15/18	2,648,855
Rayonier AM Products, Inc. (BB/Ba3)(c)
768,000	5.500		06/01/24	570,240

				5,072,942

Consumer Cyclical Services – 0.8%
The ADT Corp. (BB-/Ba2)
1,747,000	3.500		07/15/22	1,539,544

Electric(b) – 0.5%
Calpine Corp. (B/B3)
1,053,000	5.375		01/15/23	971,393

Energy – Exploration & Production(b) – 5.9%
Bonanza Creek Energy, Inc. (CCC+/B3)
2,236,000	6.750		04/15/21	1,565,200
CrownRock LP/CrownRock Finance, Inc. (B/Caa1)(c)
476,000	7.125		04/15/21	456,960
Endeavor Energy Resources LP/EER Finance, Inc. (B/B3)(c)
2,250,000	7.000		08/15/21	2,025,000
Gulfport Energy Corp. (B+/B2)
331,000	7.750		11/01/20	321,070
642,000	6.625	(c)	05/01/23	590,640
Memorial Resource Development Corp. (B-/Caa1)
1,904,000	5.875		07/01/22	1,723,120
Parsley Energy LLC/Parsley Finance Corp. (B-/Caa1)(c)
862,000	7.500		02/15/22	836,140
RSP Permian, Inc. (B/B3)
388,000	6.625		10/01/22	372,480

Unsecured Debt Obligations – (continued)
Energy – Exploration & Production(b) – (continued)
Seven Generations Energy Ltd. (CCC+/B2)(c)
$2,193,000	8.250%		05/15/20	$2,110,762
1,131,000	6.750		05/01/23	1,000,935
SM Energy Co. (BB/Ba2)
709,000	5.000		01/15/24	597,333

				11,599,640

Entertainment(b) – 0.9%
AMC Entertainment, Inc. (B/B2)
612,000	5.875		02/15/22	615,060
Cinemark USA, Inc. (BB/B2)
1,158,000	5.125		12/15/22	1,140,630

				1,755,690

Finance – 7.5%
Ally Financial, Inc. (BB+/B1)
2,717,000	4.750		09/10/18	2,764,548
598,000	7.500		09/15/20	681,720
Ally Financial, Inc. (BB-/B2)
952,000	8.000		12/31/18	1,047,200
CIT Group, Inc. (BB-/B1)
3,316,000	5.250		03/15/18	3,423,770
Navient Corp. (BB/Ba3)
3,269,000	8.450		06/15/18	3,358,897
284,000	8.000		03/25/20	271,930
Springleaf Finance Corp. (B/B2)
3,294,000	5.250		12/15/19	3,228,120

				14,776,185

Food & Beverage(b)(c) – 1.0%
Dean Foods Co. (BB-/B2)
2,028,000	6.500		03/15/23	2,060,955

Food & Drug Retailers(b) – 2.7%
Rite Aid Corp. (CCC+/B3)
4,356,000	6.750		06/15/21	4,497,570
821,000	6.125	(c)	04/01/23	812,790

				5,310,360

Gaming(b) – 1.5%
GLP Capital LP/GLP Financing II, Inc. (BBB-/Ba1)
3,024,000	4.875		11/01/20	3,061,800

Health Care – Medical Products(b) – 0.7%
Alere, Inc. (CCC+/Caa1)
1,308,000	6.500		06/15/20	1,330,890

Health Care – Services(b) – 4.0%
DaVita HealthCare Partners, Inc. (B+/B1)
1,887,000	5.750		08/15/22	1,962,480
Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)(c)
1,646,000	4.125		10/15/20	1,641,885
Lifepoint Hospitals, Inc. (BB-/Ba2)
4,220,000	5.500		12/01/21	4,262,200

				7,866,565

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Unsecured Debt Obligations – (continued)
Media – Cable(b)(c) – 2.3%
Altice SA (B/B3)
$1,703,000	7.750%		05/15/22	$1,553,987
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/B3)
3,143,000	6.375		09/15/20	2,954,420

				4,508,407

Media – Non Cable(b) – 3.9%
Gray Television, Inc. (B/Caa1)
472,000	7.500		10/01/20	483,800
Lamar Media Corp. (BB-/Ba1)
3,997,000	5.375		01/15/24	4,026,977
Nexstar Broadcasting, Inc. (B+/B3)
2,076,000	6.875		11/15/20	2,138,280
Sinclair Television Group, Inc. (B+/B1)
993,000	5.375		04/01/21	965,693

				7,614,750

Packaging(b) – 3.3%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is (CCC+/Caa2)(c)
3,678,000	5.625		12/15/16	3,632,025
1,546,000	6.000		06/15/17	1,522,810
Graphic Packaging International, Inc. (BB+/Ba2)
1,428,000	4.750		04/15/21	1,428,000

				6,582,835

Pharmaceuticals(b)(c) – 3.5%
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (BB-/B1)
432,000	4.875		04/15/20	412,560
2,185,000	5.750		08/01/22	2,042,975
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (NR/B1)
953,000	5.625		10/15/23	867,230
Valeant Pharmaceuticals International, Inc. (B/B1)
2,577,000	5.375		03/15/20	2,499,690
1,145,000	6.375		10/15/20	1,143,569

				6,966,024

Telecommunications – Wireless – 2.9%
Sprint Communications, Inc. (B+/Caa1)
476,000	9.125		03/01/17	483,140
1,411,000	8.375		08/15/17	1,400,417
T-Mobile USA, Inc. (BB/Ba3)(b)
2,760,000	6.542		04/28/20	2,801,400
1,028,000	6.625		11/15/20	1,043,420

				5,728,377

Telecommunications – Wirelines – 6.2%
CenturyLink, Inc. (BB/Ba2)(b)(c)
424,000	5.625		04/01/25	338,126
Frontier Communications Corp. (BB-/Ba3)
473,000	8.500		04/15/20	459,993
3,699,000	10.500	(b)(c)	09/15/22	3,597,277
Neptune Finco Corp. (NR/B2)(b)(c)
2,127,000	10.125		01/15/23	2,148,270

Unsecured Debt Obligations – (continued)
Telecommunications – Wirelines – (continued)
Neptune Finco Corp. (B-/B2)(b)(c)
$309,000	10.875%		10/15/25	$312,090
Windstream Corp. (BB-/B2)
465,000	7.875		11/01/17	481,275
5,679,000	7.750	(b)	10/15/20	4,827,150

				12,164,181

Transportation(b)(c) – 0.3%
XPO Logistics, Inc. (B/B1)
534,000	7.875		09/01/19	520,650

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $130,054,150)				$123,629,017

Shares	Description	Value

Common Stocks(f)(g)(h)(i) – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
1,815,521	Lone Pine Resources CDA Ltd. (Cost $1,418,162)	$2

Shares	Rate	Value
Preferred Stock(g)(h)(i) – 0.7%
Oil, Gas & Consumable Fuels – 0.7%
Lone Pine Resources CDA Ltd.
1,194,849	10.375%	$1,330,345
(Cost $1,528,269)

Investment Company(g) – 13.5%
Goldman Sachs Financial Square Government Fund – FST Shares
26,569,589	0.006	26,569,589
(Cost $26,569,589)

TOTAL INVESTMENTS – 98.1%
(Cost $202,217,751)		$193,186,214

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		3,643,669

NET ASSETS – 100.0%		$196,829,883

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on September 30, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $72,589,151, which represents approximately 36.9% of net assets as of September 30, 2015.
(d)	Pay-in-kind securities.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(f)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $1,330,347, which represents approximately 0.7% of net assets as of September 30, 2015.

Restricted Security	Acquisition Date	Cost
Lone Pine Resources CDA Ltd.	1/31/2014	$1,418,162
(Common Stock)
Lone Pine Resources CDA Ltd.	1/31/2014	1,528,269
(Preferred Stock)

(g)	Represents an Affiliated Issuer/Fund.
(h)	In addition the Fund holds 1,505,185 shares of voting securities in an affiliated entity with zero cost and zero value.
(i)	Security is currently in default and/or non-income producing.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA	USD	392,630	EUR	350,000	$391,304	11/05/15	$1,326

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$12,258	09/16/18	3 month LIBOR	1.750%	$(98,493)	$(174,383)
12,634	09/16/20	3 month LIBOR	2.250	(185,924)	(337,123)
130	12/16/20	2.000%	3 month LIBOR	2,968	278
54	09/16/22	2.500	3 month LIBOR	2,027	883
70	09/16/22	3 month LIBOR	2.500	(2,164)	(1,609)
TOTAL				$(281,586)	$(511,954)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index 25	$50,500	(5.000)%	12/20/20	4.995%	$76,340	$(155,808)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Consolidated Schedule of Investments

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2015, the Fixed Income Macro Strategies Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2015, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$ 6,600,000	$6,600,022	$6,735,056

REPURCHASE AGREEMENTS — At September 30, 2015, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amount
BNP Paribas Securities Co.	0.110%	$2,617,038
Citigroup Global Markets, Inc.	0.120	2,149,348
Merrill Lynch & Co., Inc.	0.140	1,833,614
TOTAL		$6,600,000

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At September 30, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.270%	05/14/18
Federal Home Loan Banks	1.625 to 5.625	06/13/16 to 09/07/32
Federal Home Loan Mortgage Corp.	2.500 to 8.000	10/01/16 to 07/01/45
Federal National Mortgage Association	1.250 to 6.500	04/01/16 to 10/01/45
Government National Mortgage Association	3.000 to 7.000	05/15/18 to 09/20/45
United States Inflation Indexed Bonds	0.125	07/15/22
United States Treasury Note	0.500 to 2.375	09/30/16 to 12/31/20
United States Treasury Stripped Securities	0.000	02/15/27 to 05/15/44

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statements of Assets and Liabilities

September 30, 2015 (Unaudited)

	Fixed Income Macro Strategies Fund(a)	Long Short Credit Strategies Fund
Assets:
Investments of unaffiliated issuers, at value (cost $57,781,518 and $172,701,731)	$56,836,844	$165,286,278
Investments of affiliated issuers, at value (cost $11,996,350 and $29,516,020)	11,996,350	27,899,936
Cash	—	1,574,490
Foreign currencies, at value (cost $525,465 and $579,794, respectively)	525,129	585,721
Unrealized gain on swap contracts	1,225,189	—
Unrealized gain on non-deliverable bond forwards contracts	15,829	—
Unrealized gain on forward foreign currency exchange contracts	1,501,117	1,326
Variation margin on certain derivative contracts	—	1,441,630
Receivables:
Collateral on certain derivative contracts(b)	3,895,265	2,733,935
Dividends and interest	277,119	2,367,424
Reimbursement from investment adviser	60,913	—
Due from broker — upfront payment	36,156	—
Fund shares sold	21,356	45,195
Upfront payments made on swap contracts	3,666	—
Investments sold	83	1,941,663
Investments sold on an extended-settlement basis	—	5,042,466
Other assets	720	155,971
Total assets	76,395,736	209,076,035

Liabilities:
Due to custodian	119,537	—
Unrealized loss on swap contracts	1,465,398	—
Unrealized loss on forward foreign currency exchange contracts	868,207	—
Variation margin on certain derivative contracts	163,113	—
Written option contracts, at value (premium received $499,855 and $0, respectively	805,276	—
Payables:
Investments purchased on an extended — settlement basis	1,190,937	9,134,492
Collateral on certain derivative contracts	260,000	—
Investments purchased	145,057	716,579
Upfront payments received on swap contracts	100,611	—
Management fees	67,984	160,876
Fund shares redeemed	21,268	487,706
Distribution and Service fees and Transfer Agency fees	2,825	10,595
Distributions payable	—	70,585
Due to broker — upfront payment	—	1,347,704
Accrued expenses	297,010	317,615
Total liabilities	5,507,223	12,246,152

Net Assets:
Paid-in capital	77,586,288	215,430,029
Undistributed (distributions in excess of) net investment income	(920,574)	2,232,618
Accumulated net realized loss	(6,149,975)	(11,140,719)
Net unrealized gain (loss)	372,774	(9,692,045)
NET ASSETS	$70,888,513	$196,829,883
Net Assets:
Class A	$208,253	$9,063,202
Class C	174,923	1,334,231
Institutional	66,530,438	182,566,390
Class IR	3,951,545	3,833,415
Class R	23,354	32,645
Total Net Assets	$70,888,513	$196,829,883
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	22,341	949,656
Class C	18,785	139,835
Institutional	7,122,708	19,143,096
Class IR	424,148	401,731
Class R	2,506	3,422
Net asset value, offering and redemption price per share:(c)
Class A	$9.32	$9.54
Class C	9.31	9.54
Institutional	9.34	9.54
Class IR	9.32	9.54
Class R	9.32	9.54

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions and swaps transactions of $340,728 and $3,554,537, respectively for Fixed Income Macro Strategies Fund and $— and $2,733,935, respectively for Long Short Credit Strategies Fund.
(c)	Maximum public offering price for Class A Shares of the Fixed Income Macro Strategies and the Long Short Credit Strategies Funds is $9.68 and $9.91, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statements of Operations

For the Six Months Ended September 30, 2015 (Unaudited)

	Fixed Income Macro Strategies Fund(a)	Long Short Credit Strategies Fund
Investment income:
Interest (net of foreign withholding taxes of $3,171 and $0, respectively)	$651,617	$4,464,294
Dividends — affiliated issuers	299	1,417
Total investment income	651,916	4,465,711

Expenses:
Management fees	524,732	967,199
Custody, accounting and administrative services	232,463	25,863
Professional fees	124,947	37,901
Registration fees	35,446	14,799
Transfer Agency fees(b)	16,052	44,396
Trustee fees	14,926	14,253
Printing and mailing costs	13,023	27,748
Distribution and Service fees(b)	1,747	16,507
Prime Broker Fees	5,567	—
Other	8,489	3,454
Total expenses	977,392	1,152,120
Less — expense reductions	(468,091)	(18,135)
Net expenses	509,301	1,133,985
NET INVESTMENT INCOME	142,615	3,331,726

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(1,902,629)	(895,111)
Futures contracts	799,603	—
Written options	544,432	—
Swap contracts	881,569	721,099
Non-deliverable bond forward contracts	(132,368)	—
Forward foreign currency exchange contracts	383,484	1,565,814
Foreign currency transactions	260,902	(1,060,545)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	433,667	(5,828,226)
Investments — affiliated issuers	—	(316,639)
Futures contracts	187,621	—
Non-deliverable bond forward contracts	(10,858)	—
Written options	(514,721)	—
Swap contracts	1,167,010	312,201
Forward foreign currency exchange contracts	37,690	(1,574,767)
Foreign currency translation	(4,797)	1,062,418
Net realized and unrealized gain (loss)	2,130,605	(6,013,756)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,273,220	$(2,682,030)

(a)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
Fixed Income Macro Strategies	$285	$1,404	$58	$149	$182	$13,077	$2,629	$15
Long Short Credit Strategies	10,589	5,836	82	5,506	759	36,151	1,958	22

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statements of Changes in Net Assets(a)

	Fixed Income Macro Strategies Fund
	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income	$142,615	$264,189
Net realized gain (loss)	834,993	(6,959,676)
Net change in unrealized gain (loss)	1,295,612	(1,748,756)
Net increase (decrease) in net assets resulting from operations	2,273,220	(8,444,243)

Distributions to shareholders:
From net investment income
Class A Shares	(230)	—
Class C Shares	(104)	—
Institutional Shares	(140,963)	—
Class IR Shares	(8,056)	—
Class R Shares	(20)	—
Return of capital
Class A Shares	—	(1,883)
Class C Shares	—	(129)
Institutional Shares	—	(235,132)
Class IR Shares	—	(7,529)
Class R Shares	—	(27)
Total distributions to shareholders	(149,373)	(244,700)

From share transactions:
Proceeds from sales of shares	7,240,978	46,038,444
Reinvestment of distributions	149,373	244,700
Cost of shares redeemed	(17,732,091)	(58,333,014)
Net decrease in net assets resulting from share transactions	(10,341,740)	(12,049,870)
TOTAL DECREASE	(8,217,893)	(20,738,813)

Net assets:
Beginning of period	79,106,406	99,845,219
End of period	$70,888,513	$79,106,406
Undistributed net investment loss	$(920,574)	$(913,816)

(a)	Statement of Changes in Net Assets for the Fixed Income Macro Strategies Fund is consolidated and includes the balances of wholly-owned subsidiary, Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statements of Changes in Net Assets

	Long Short Credit Strategies Fund
	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income	$3,331,726	$9,404,739
Net realized gain (loss)	331,257	(11,718,821)
Net change in unrealized loss	(6,345,013)	(7,031,042)
Net decrease in net assets resulting from operations	(2,682,030)	(9,345,124)

Distributions to shareholders:
From net investment income
Class A Shares(a)	(88,112)	(163,398)
Class C Shares(a)	(7,795)	(17,863)
Institutional Shares	(2,192,354)	(8,388,981)
Class IR Shares(a)	(35,355)	(51,240)
Class R Shares(a)	(299)	(793)
From net realized gains
Class A Shares(a)	—	(68,289)
Class C Shares(a)	—	(9,420)
Institutional Shares	—	(2,124,980)
Class IR Shares(a)	—	(20,691)
Class R Shares(a)	—	(218)
Total distributions to shareholders	(2,323,915)	(10,845,873)

From share transactions:
Proceeds from sales of shares	42,341,776	127,337,683
Reinvestment of distributions	2,075,069	10,197,816
Cost of shares redeemed	(43,195,190)	(252,151,116)
Net increase (decrease) in net assets resulting from share transactions	1,221,655	(114,615,617)
TOTAL DECREASE	(3,784,290)	(134,806,614)

Net assets:
Beginning of period	200,614,173	335,420,787
End of period	$196,829,883	$200,614,173
Undistributed net investment income	$2,232,618	$1,224,807

(a)	Commenced operations on April 30, 2014.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$9.03	$0.02	$0.28	$0.30	$(0.01)	$—	$(0.01)
2015 - C	9.04	(0.01)	0.28	0.27	— (e)	—	— (e)
2015 - Institutional	9.05	0.02	0.29	0.31	(0.02)	—	(0.02)
2015 - IR	9.03	0.02	0.29	0.31	(0.02)	—	(0.02)
2015 - R	9.04	— (e)	0.29	0.29	(0.01)	—	(0.01)

FOR THE FISCAL YEAR ENDED MARCH 31,
2015 - A	9.82	0.03	(0.81)	(0.78)	—	(0.01)	(0.01)
2015 - C	9.82	0.05	(0.82)	(0.77)	—	(0.01)	(0.01)
2015 - Institutional	9.84	0.02	(0.79)	(0.77)	—	(0.02)	(0.02)
2015 - IR	9.81	0.02	(0.78)	(0.76)	—	(0.02)	(0.02)
2015 - R	9.82	0.01	(0.78)	(0.77)	—	(0.01)	(0.01)

FOR THE PERIOD ENDED MARCH 31,
2014 - A (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	—	(0.01)	(0.01)
2014 - C (Commenced December 16, 2013)	10.00	(0.02)	(0.16)	(0.18)	—	— (e)	— (e)
2014 - Institutional (Commenced December 16, 2013)	10.00	— (e)	(0.14)	(0.14)	—	(0.02)	(0.02)
2014 - IR (Commenced December 16, 2013)	10.00	— (e)	(0.17)	(0.17)	—	(0.02)	(0.02)
2014 - R (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	—	(0.01)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.32	3.36%	$208	1.93	%(d)	3.70	%(d)	0.34	%(d)	277%
9.31	3.03	175	2.04	(d)	3.85	(d)	(0.26	)(d)	277
9.34	3.43	66,530	1.45	(d)	2.78	(d)	0.41	(d)	277
9.32	3.30	3,952	1.52	(d)	2.87	(d)	0.35	(d)	277
9.32	3.08	23	1.89	(d)	3.37	(d)	(0.02	)(d)	277

9.03	(8.00)	2,562	0.19		3.06		0.36		487
9.04	(7.97)	347	0.88		4.10		0.60		487
9.05	(7.89)	72,251	0.97		2.65		0.25		487
9.03	(7.85)	3,923	0.72		2.80		0.20		487
9.04	(7.93)	23	1.01		3.25		0.11		487

9.82	(1.60)	19	1.79	(d)	3.34	(d)	(0.29	)(d)	90
9.82	(1.69)	10	2.19	(d)	4.16	(d)	(0.67	)(d)	90
9.84	(1.32)	99,736	1.45	(d)	2.72	(d)	0.11	(d)	90
9.81	(1.64)	56	1.55	(d)	2.90	(d)	(0.01	)(d)	90
9.82	(1.65)	25	2.01	(d)	3.66	(d)	(0.47	)(d)	90

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$9.79	$0.15	$(0.30)	$(0.15)	$(0.10)	$—	$(0.10)
2015 - C	9.79	0.12	(0.30)	(0.18)	(0.07)	—	(0.07)
2015 - Institutional	9.78	0.17	(0.29)	(0.12)	(0.12)	—	(0.12)
2015 - IR	9.79	0.17	(0.31)	(0.14)	(0.11)	—	(0.11)
2015 - R	9.78	0.14	(0.29)	(0.15)	(0.09)	—	(0.09)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A (Commenced April 30, 2014)	10.52	0.31	(0.65)	(0.34)	(0.30)	(0.09)	(0.39)
2015 - C (Commenced April 30, 2014)	10.52	0.24	(0.66)	(0.42)	(0.22)	(0.09)	(0.31)
2015 - Institutional	10.51	0.37	(0.66)	(0.29)	(0.35)	(0.09)	(0.44)
2015 - IR (Commenced April 30, 2014)	10.52	0.33	(0.65)	(0.32)	(0.32)	(0.09)	(0.41)
2015 - R (Commenced April 30, 2014)	10.52	0.28	(0.65)	(0.37)	(0.28)	(0.09)	(0.37)
2014 - Institutional/Common Shares	10.80	0.39	0.09	0.48	(0.39)	(0.38)	(0.77)
2013 - Common Shares	10.58	0.45	0.45	0.90	(0.47)	(0.21)	(0.68)
2012 - Common Shares	10.70	0.51	0.17	0.68	(0.51)	(0.29)	(0.80)
2011 - Common Shares	10.75	0.56	0.26	0.82	(0.56)	(0.31)	(0.87)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.54	(1.53)%	$9,063	1.49	%(d)	1.49	%(d)	3.12	%(d)	101%
9.54	(1.90)	1,334	2.23	(d)	2.24	(d)	2.38	(d)	101
9.54	(1.26)	182,566	1.15	(d)	1.17	(d)	3.47	(d)	101
9.54	(1.41)	3,833	1.22	(d)	1.22	(d)	3.39	(d)	101
9.54	(1.56)	33	1.75	(d)	1.77	(d)	2.86	(d)	101

9.79	(3.28)	6,943	1.57	(d)	1.62	(d)	3.35	(d)	164
9.79	(3.95)	1,016	2.30	(d)	2.38	(d)	2.61	(d)	164
9.78	(2.77)	190,148	1.27		1.35		3.57		164
9.79	(3.05)	2,475	1.30	(d)	1.40	(d)	3.60	(d)	164
9.78	(3.57)	32	1.84	(d)	1.93	(d)	2.98	(d)	164
10.51	4.61	335,421	1.49		1.51		3.67		207
10.80	8.74	506,996	1.47		1.47		4.23		204
10.58	6.69	533,499	1.48		1.48		4.81		215
10.70	7.94	531,797	1.50		1.50		5.23		204

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements

September 30, 2015 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Fixed Income Macro Strategies Fund and the Goldman Sachs Long Short Credit Strategies Fund (the “Funds”). The Funds are non-diversified portfolios and currently offer five classes of shares: Class A, Class C, Institutional, Class IR and Class R. Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the ‘‘Reorganization Agreement’’) approved by the Trust’s Board of Trustees (“Trustees”) and shareholders of the Goldman Sachs Credit Strategies Fund (the ‘‘Predecessor Fund’’), all of the assets and liabilities of the Predecessor Fund were transferred to the Goldman Sachs Long Short Credit Strategies Fund as of the close of business on March 21, 2014 (the “Reorganization”). GSAM agreed to reimburse the Fund for 50% of the expenses related to the Reorganization. As part of the reorganization, holders of common shares (the “Shares”) of the Predecessor Fund received Institutional Shares of the Goldman Sachs Long Short Credit Strategies Fund, in an amount equal to the aggregate net asset value of his or her investment in the Predecessor Fund. The exchange was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through March 21, 2014. Prior to the Reorganization, the Predecessor Fund operated as an “interval fund” which made quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Fixed Income Macro Strategies Fund — The Cayman Commodity — FIMS, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fixed Income Macro Strategies Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of December 16, 2013, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of September 30, 2015, the Fund’s net assets were $70,888,513, of which, $12,647,460, or 18%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Fixed Income Macro Strategies*	Annually	Annually
Long Short Credit Strategies	Daily/Monthly	Annually

*	Prior to August 1, 2015, the Fund’s distributions from net investment income were declared daily and paid monthly.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fixed Income Macro Strategies Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

iv.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for other designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2015:

FIXED INCOME MACRO STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$4,766,841	$5,010,898	$—
Mortgage-Backed Obligations	—	8,544,963	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	9,999,720	10,998,816	—
Asset-Backed Securities	—	6,665,077	—
Municipal Debt Obligations	—	1,197,808	—
Corporate Obligations	—	1,997,745	—
Investment Company	11,996,350	—	—
Short-term Investments	—	6,600,000	—
Total	$26,762,911	$41,015,307	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$413	$1,054,563	$—
Forward Foreign Currency Exchange Contracts(a)	—	1,501,117	—
Futures Contracts(a)	133,913	—	—
Interest Rate Swap Contracts(a)	—	4,106,442	—
Credit Default Swap Contracts(a)	—	17,810	—
Cross Currency Swap Contracts(a)	—	381,318	—
Total Return Swap Contracts(a)	—	22,139	—
Non-Deliverable Bond Forward Contracts(a)	—	15,829	—
Total	$134,326	$7,099,218	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(868,207)	$—
Futures Contracts(a)	(11,700)	—	—
Interest Rate Swap Contracts(a)	—	(3,245,464)	—
Credit Default Swap Contracts(a)	—	(73,790)	—
Cross Currency Swap Contracts(a)	—	(77,532)	—
Total Return Swap Contracts(a)	—	(276,017)	—
Written Options Contracts	—	(805,276)	—
Total	$(11,700)	$(5,346,286)	$—

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LONG SHORT CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Senior Term Loans	$—	$13,831,764	$—
Secured Debt Obligations	—	27,825,497	—
Unsecured Debt Obligations	—	123,629,017	—
Common Stock
North America	—	—	2
Preferred Stock
North America	—	—	1,330,345
Investment Company	26,569,589	—	—
Total	$26,569,589	$165,286,278	$1,330,347

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,326	$—
Interest Rate Swap Contracts	—	1,161	—
Total	$—	$2,487	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(513,115)	$—
Credit Default Swap Contracts	—	(155,808)	—
Total	$—	$(668,923)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fixed Income Macro Strategies
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Receivable for unrealized gain on non-deliverable bond forward contracts; Investments, at value	$5,171,735	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts; Written options, at value	$(4,335,069)	(a)(b)
Commodity	—			Payable for unrealized loss on swap contracts	(682)	(b)
Credit	Receivable for unrealized gain on swap contracts	17,810		Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(73,790)	(a)(b)
Currency	Receivable for unrealized gain on swap contracts; Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	1,923,897		Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(948,445)	(b)
Equity	Variation margin on certain derivative contracts	120,102	(a)	—
Total		$7,233,544			$(5,357,986)

Long Short Credit Strategies
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$1,161	(a)	Variation margin on certain derivative contracts	$(513,115)	(a)
Credit	—	—		Variation margin on certain derivative contracts	(155,808)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,326		—	—
Total		$2,487			$(668,923)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $1,465,398 for Fixed Income Macro Strategies Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fixed Income Macro Strategies
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts, non-deliverable bond forward contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts, non-deliverable bond forward contracts and written options	$984,337	$1,189,385	337
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	196,589	(657)	15
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(60,980)	(2,328)	38
Currency	Net realized gain (loss) from investments, swap contracts, forward foreign currency exchange contracts and written options/Net change in unrealized gain (loss) on investments, swap contracts, forward foreign currency exchange contracts and written options	(13,898)	95,941	481
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	264,140	169,817	51
Total		$1,370,188	$1,452,158	922

Long Short Credit Strategies
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(454,473)	$76,718	4
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,175,572	235,483	1
Currency	Net realized gain (loss) from Forward foreign currency exchange contracts/Net change in unrealized gain (loss) on Forward foreign currency exchange contracts	1,565,814	(1,574,767)	1
Total		$2,286,913	$(1,262,566)	6

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2015.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including forward foreign currency exchange contracts, and certain options and swaps and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2015:

Fixed Income Macro Strategies Fund
	Derivative Assets(1)					Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Options	Total
Bank of America Securities LLC	$58,058	$348,815	$—		406,873	$(660,359)	$—	(53,287)	$(713,646)	$(306,773)	$306,773	$—
Barclays Bank PLC	—	42,925	—		42,925	(121,468)	—	—	(121,468)	(78,543)	—	(78,543)
BNP Paribas SA	41,462	—	—		41,462	—	—	(2,706)	(2,706)	38,756	—	38,756
Citibank NA	—	415,799	1,501,117		1,916,916	(6,560)	(868,207)	(124)	(874,891)	1,042,025	—	1,042,025
Citigroup Global Markets, Inc.	—	—	—		—	—	—	(319)	(319)	(319)	—	(319)
Credit Suisse International (London)	413	22,409	—		22,822	(45,512)	—	—	(45,512)	(22,690)	—	(22,690)
Deutsche Bank AG	213,132	227,073	15,829	*	456,034	(216,156)	—	(139,671)	(355,827)	100,207	—	100,207
HSBC Bank PLC	—	—	—		—	—	—	—	—	—	—	—
HSBC Securities, Inc.	—	—	—		—	—	—	—	—	—	—	—
JPMorgan Securities, Inc.	51,482	46,125	—		97,607	(322,171)	—	(216,657)	(538,828)	(441,221)	120,000	(321,221)
Merrill Lynch International Bank Ltd	—	—	—		—	(628)	—	—	(628)	(628)	628	—
Morgan Stanley & Co. International PLC	—	122,043	—		122,043	(92,544)	—	—	(92,544)	29,499	(29,499)	—
Morgan Stanley Capital Services, Inc.	690,429	—	—		690,429	—	—	(392,512)	(392,512)	297,917	(10,000)	287,917
Total	$1,054,976	$1,225,189	$1,516,946		$3,797,111	$(1,465,398)	$(868,207)	$(805,276)	$(3,138,881)	$658,230	$387,902	$1,046,132

*	Includes Non-Deliverable Bond Forward Contracts assets of $15,829.
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Fixed Income Macro Strategies	1.50%	1.50%	1.35%	1.28%	1.26%	1.50%	1.35	%(a)*
Long Short Credit Strategies	1.00	0.90	0.86	0.84	0.82	1.00	1.00

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any, and any additional voluntary management fee waivers, if applicable.
*	GSAM has agreed to waive a portion of it management fee in order to achieve the effective net management rate of 1.35% as an annual percentage rate of the average daily net assets of the Fund through at least July 29, 2016. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Fixed Income Macro Strategies and Long Short Credit Strategies Funds invest in the FST Shares of the Goldman Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invests. For the six months ended September 30, 2015, GSAM waived $1,508 and $18,135 of this Underlying Fund’s management fee for Fixed Income Macro Strategies Fund and Long Short Credit Strategies Fund, respectively.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fixed Income Macro Strategies Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended September 30, 2015, GSAM waived $64,621 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2015, Goldman Sachs waived a portion of the distribution and service fees equal to 0.017% of the average daily net assets attributable to Class A Shares, 0.051% of the average daily net assets attributable to Class C Shares and 0.016% of the average daily net assets attributable to Class R Shares of the Fixed Income Macro Strategies Fund.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2015, Goldman Sachs advised that it retained $578 and $1,599 in front end sales charges for the Fixed Income Macro Strategies and the Long Short Credit Strategies Funds, respectively, and it did not retain any contingent deferred sales charges for either fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional Shares.

For the six months ended September 30, 2015, Goldman Sachs waived a portion of the transfer agency fees equal to 0.03% of the average daily net assets attributable to Class IR shares and equal to 0.02% of the average daily net assets of Institutional Shares of the Fixed Income Macro Strategies Fund.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses), to the extent such expenses exceed, on an annual basis of the average daily net assets of each fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fixed Income Macro Strategies and Long Short Credit Strategies Funds are 0.064% and 0.094%, respectively. Prior to July 29, 2015, the Other Expense limitation for Long Short Credit Strategies was 0.204%. These Other Expense limitations will remain in place through at least July 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Management Fees Waivers	Distribution and Service Fees	Transfer Agency Fees	Other Expense Reimbursements	Total Expense Reductions
Fixed Income Macro Strategies	$53,982	$929	$6,870	$406,310	$468,091
Long Short Credit Strategies	18,135	—	—	—	18,135

F.  Line of Credit Facility — As of September 30, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2015, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Other Transactions with Affiliates — At September 30, 2015, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 5% or more of the following outstanding shares of the Funds:

Fund	Class C	Institutional	Class R
Fixed Income Macro Strategies	5%	32%	100%
Long Short Credit Strategies	—	—	73

The following table provides information about the investment in the shares of an issuer deemed to be an affiliate of the Long Short Credit Strategies Fund for the six months ended September 30, 2015:

Name of Affiliated Issuer	Market Value 3/31/2015	Net Change in Unrealized Gain (loss)	Market Value 9/30/15
Lone Pine Resources CDA, Ltd. — Common Stocks	$59,152	$(59,150)	$2
Lone Pine Resources CDA, Ltd. — Preferred Stocks	1,587,835	(257,490)	1,330,345

The Fixed Income Macro Strategies Fund and Long Short Credit Strategies Fund invest in the FST Shares of the Goldman Sachs Financial Square Government Fund. This Underlying Fund is considered to be affiliated with the Funds. The table below shows the transactions in and earnings from investments in this affiliated Fund for September 30, 2015:

Fund	Underlying Fund	Market Value 3/31/15	Purchases at Cost	Proceeds from Sales	Market Value 9/30/15	Dividend Income
Fixed Income Macro Strategies	Goldman Sachs Financial Square Government Fund	$—	$12,959,515	$(963,165)	$11,996,350	$299
Long Short Credit Strategies	Goldman Sachs Financial Square Government Fund	$11,250,687	$94,062,932	$(78,744,030)	$26,569,589	$1,417

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2015 were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchased (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Fixed Income Macro Strategies	$69,120,438	$23,318,592	$71,295,584	$25,474,370
Long Short Credit Strategies	—	165,914,540	—	167,760,226

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year ended March 31, 2015, the Funds’ capital loss carryforwards and timing differences, on tax basis were as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Capital loss carryforwards:
Perpetual Short-Term	$(2,097,898)	$(1,252,964)
Perpetual Long-Term	(1,335,024)	(123,149)
Total capital loss carryforwards	$(3,432,922)	$(1,376,113)
Timing differences (Post October Loss Deferral, Dividend Payable and Straddle Loss Deferral)	$(3,706,932)	$(10,721,283)

As of September 30, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Fixed Income MacroStrategies	Long Short Credit Strategies
Tax Cost	$70,072,665	$201,635,926
Gross unrealized gain	683,265	750,056
Gross unrealized loss	(1,627,939)	(9,199,768)
Net unrealized gains (losses)	$(944,674)	$(8,449,712)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, foreign currency contracts and options contracts, and differences in the tax treatment of underlying fund investments and swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and, as a result, maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Tax Risk — The Fixed Income Macro Strategies Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes. Historically, the Internal Revenue Service (“IRS”)

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

8. OTHER RISKS (continued)

issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issues to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Fixed Income Macro Strategies Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Supplement Regarding the Goldman Sachs Fixed Income Macro Strategies Fund — At a meeting held on October 14-15, 2015, the Trustees approved certain enhancements to the Fixed Income Macro Strategies Fund’s (the “Fund”) investment strategies, consistent with its investment objective to seek to generate long-term absolute return, through the implementation of relative value, macro and other strategies that aim to exploit disparities or inefficiencies in the global fixed income, currency and commodities markets. As part of these enhancements, the Fund uses a long/short approach to invest in certain fixed income securities. The changes took effect on November 20, 2015.

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Other than items previously discussed, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Fixed Income Macro Strategies Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,980	$121,167	336,237	$3,087,797
Reinvestment of distributions	25	230	208	1,883
Shares redeemed	(274,392)	(2,477,071)	(54,613)	(494,518)
	(261,387)	(2,355,674)	281,832	2,595,162
Class C Shares
Shares sold	11,519	105,398	39,295	356,698
Reinvestment of distributions	11	104	14	129
Shares redeemed	(31,152)	(285,952)	(1,902)	(17,269)
	(19,622)	(180,450)	37,407	339,558
Institutional Shares
Shares sold	662,786	6,101,161	3,814,149	37,384,501
Reinvestment of distributions	15,254	140,963	25,207	235,132
Shares redeemed	(1,536,725)	(13,949,206)	(5,991,769)	(56,745,429)
	(858,685)	(7,707,082)	(2,152,413)	(19,125,796)
Class IR Shares
Shares sold	99,430	913,252	543,071	5,209,448
Reinvestment of distributions	872	8,056	817	7,529
Shares redeemed	(110,740)	(1,019,862)	(114,985)	(1,075,798)
	(10,438)	(98,554)	428,903	4,141,179
Class R Shares
Reinvestment of distributions	2	20	3	27
	2	20	3	27
NET DECREASE	(1,150,130)	$(10,341,740)	(1,404,268)	$(12,049,870)

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Long Short Credit Strategies Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares(a)
Shares sold	377,816	$3,710,280	1,384,039	$14,242,762
Reinvestment of distributions	9,031	88,018	23,611	231,696
Shares redeemed	(146,556)	(1,432,352)	(698,285)	(7,048,423)
	240,291	2,365,946	709,365	7,426,035
Class C Shares(a)
Shares sold	45,554	445,552	106,163	1,096,805
Reinvestment of distributions	801	7,796	2,789	27,283
Shares redeemed	(10,354)	(101,320)	(5,118)	(50,095)
	36,001	352,028	103,834	1,073,993
Institutional Shares
Shares sold	3,697,154	36,142,959	10,597,097	109,192,487
Reinvestment of distributions	199,506	1,946,237	985,024	9,865,895
Shares redeemed	(4,195,062)	(41,036,158)	(24,047,921)	(244,786,078)
	(298,402)	(2,946,962)	(12,465,800)	(125,727,696)
Class IR Shares(a)
Shares sold	209,325	2,041,975	271,680	2,772,337
Reinvestment of distributions	3,356	32,719	7,346	71,932
Shares redeemed	(63,852)	(625,360)	(26,124)	(266,143)
	148,829	1,449,334	252,902	2,578,126
Class R Shares(a)
Shares sold	103	1,010	3,224	33,292
Reinvestment of distributions	31	299	102	1,010
Shares redeemed	—	—	(38)	(377)
	134	1,309	3,288	33,925
NET INCREASE (DECREASE)	126,853	$1,221,655	(11,396,411)	$(114,615,617)

(a)	Commenced operations on April 30, 2014.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Fund Expenses — Six Month Period Ended September 30, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015, which represents a period of 183 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fixed Income Macro Strategies Fund				Long Short Credit Strategies Fund
Share Class	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*
Class A
Actual	$1,000.00	$1,033.60		$9.81	$1,000.00	$984.70		$7.39
Hypothetical 5% return	1,000.00	1,015.35	+	9.72	1,000.00	1,017.55	+	7.52
Class C
Actual	1,000.00	1,030.30		10.35	1,000.00	981.00		11.04
Hypothetical 5% return	1,000.00	1,014.80	+	10.28	1,000.00	1,013.85	+	11.23
Institutional
Actual	1,000.00	1,034.30		7.37	1,000.00	987.40		5.71
Hypothetical 5% return	1,000.00	1,017.75	+	7.31	1,000.00	1,019.25	+	5.81
Class IR
Actual	1,000.00	1,033.00		7.73	1,000.00	985.90		6.06
Hypothetical 5% return	1,000.00	1,017.40	+	7.67	1,000.00	1,018.90	+	6.16
Class R
Actual	1,000.00	1,030.80		9.60	1,000.00	984.40		8.68
Hypothetical 5% return	1,000.00	1,015.55	+	9.52	1,000.00	1,016.25	+	8.82

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Fixed Income Macro Strategies	1.93%	2.04%	1.45%	1.52%	1.89%
Long Short Credit Strategies	1.49	2.23	1.15	1.22	1.75

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Fixed Income Macro Strategies Fund and Goldman Sachs Long Short Credit Strategies Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the expense trends of each Fund;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fees (with respect to the Fixed Income Macro Strategies Fund) and to limit certain expenses of each Fund that exceed specified levels;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (rankings only with respect to the Fixed Income Macro Strategies Fund) compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Fixed Income Macro Strategies Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group, had underperformed the Fund’s LIBOR-based benchmark index by 8.14%, and had underperformed the average performance of a group of competitor funds, as determined by the Investment Adviser (the “Competitor Fund Average”), for the one-year period ended March 31, 2015. They considered that the Long Short Credit Strategies Fund launched in April 2014 in connection with the reorganization of the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end interval fund, with and into the Fund. The Trustees noted that the Investment Adviser had been managing the Predecessor Fund, and that the Long Short Credit Strategies Fund, like the Predecessor Fund, invested primary in credit-related investments. They also considered that the performance of the Long Short Credit Strategies Fund included the performance of the Predecessor Fund, although they noted that the Fund implements a long/short credit strategy, while the Predecessor Fund implemented a long-only credit strategy. The Trustees noted that the Long Short Credit Strategies Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and the fourth quartile for the one-year period; had outperformed the Fund’s LIBOR-based benchmark index by 3.17% and 4.69%, respectively, for the three- and five-year periods and underperformed by 3.02% for the one-year period; and had outperformed the Fund’s Competitor Fund Average for the three- and five-year periods and underperformed for the one-year period ended March 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Fixed Income Macro Strategies Fund) and to limit certain expenses of each Fund that exceed specified levels. With respect to the Fixed Income Macro Strategies Fund, the Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Long Short Credit Strategies Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also noted that the Investment Adviser did not manage other types of accounts having investment objectives and policies similar to those of the Funds, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013 (with respect to the Long Short Credit Strategies Fund, the 2013 profitability information was for the Predecessor Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Fixed Income Macro Strategies Fund	Long Short Credit Strategies Fund
First $1 billion	1.50%	1.00%
Next $1 billion	1.50%	0.90%
Next $3 billion	1.35%	0.86%
Next $3 billion	1.28%	0.84%
Over $8 billion	1.26%	0.82%

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Fixed Income Macro Strategies Fund) and to limit certain expenses of each Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2016.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (‘‘SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 172509.MF.MED.TMPL/11/2015 FIALTSAR-15/1.6K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,570,472	$2,208,710	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0	Other attest services.

Tax Fees:

• PwC	$659,410	$723,485	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2015 and March 31, 2014 were approximately $659,410 and $723,485 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 7, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 7, 2015